UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2016

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2016.

The table below presents the performance of the PMC Funds relative to their respective benchmarks. Over the past year the domestic economy has demonstrated resilient, if unspectacular, growth. While many other parts of the world continue to struggle with anemic gains, the U.S. has shown some signs of finally emerging from a very lackluster recovery. Several important segments of the economy have exhibited improvement, with the employment situation leading the way, as employers have recently begun to increase the rate of hiring. Real domestic gross product (GDP) remains somewhat muted, with recent annualized gains of only about 1%, but the recovery is now in its seventh year, making it the third longest on record. Housing continues to be a positive contributor to growth, as demand for new homes continues to build. The economic outlook remains positive, as households have maintained a strong savings rate, household and corporate debt remain at very low levels, and home values hover near record highs. The Federal Reserve (“Fed”) is evaluating this data in its calculus as to when to implement the next interest rate increase. After initiating the so-called “lift-off” of short-term rates last December, the Fed has stood pat as it assesses both the domestic and global economic situation. After its recent September meeting the Fed noted that economic risks are now balanced, which economists believe is an indication that the central bank will hike rates at least once more by the end of the year. The consensus among economists remains that the domestic economy remains on relatively solid footing with a positive outlook.

In general, financial markets have delivered mixed results over the past year. Stock prices were strong in the fourth quarter of 2015, but swooned after the Fed initiated its first rate increase in about 10 years. Stocks began the year with severe declines, with the S&P 500 Index dropping more than 10% by early February. However, investors soon regained their appetite for risk, driving prices higher into the beginning of summer. The Brexit referendum in late June caused a significant amount of volatility, as the U.K.’s decision to exit the European Union caught investors off-guard. Stock prices fell by about 5% over a matter of a couple of days on the news, but more than recouped all of the losses just as quickly. Prices continued to rise into August such that the major indices ended the month near record levels.

As the domestic economy posted small but steady gains over the past year, yields on U.S. Treasury securities declined fairly significantly. The yield on the 10-year U.S. Treasury fell from 2.22% to 1.58% over the twelve months ended August 31, 2016. Impacting the drop in yields was the combination of the Fed’s delay in further raising rates and the negative yields on sovereign securities of other “safe haven” economies such as Germany and Japan.

Globally, developed markets economies in areas such as the Eurozone continue to have difficulties finding ways to accelerate growth. In addition to the looming U.K. exit from the European Union, Europe is contending with a continued influx of refugees from the Middle East. The European Central Bank (ECB) remains committed to the aggressive stance it has adopted to support the region’s economy. After several years of extremely poor performance, emerging markets have rebounded sharply this year, due in part to gains in the commodity markets.

Total Returns as of August 31, 2016*

*Periods of Less than 1-Year Are Not Annualized

Fund	Three Months	Six Months	Year to Date	One Year	Five Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	+2.72%	+11.40%	+3.72%	+4.87%	+9.35%	+9.64%	8-26-09	1.51%
MSCI World Index	+3.27%	+12.90%	+5.45%	+7.32%	+10.14%	+9.60%

PMC Core Fixed Income Fund	+2.49%	+4.78%	+5.80%	+5.06%	+3.00%	+5.42%	9-28-07	1.43%
Barclays Capital Aggregate Bond Index	+2.32%	+3.68%	+5.86%	+5.97%	+3.24%	+4.80%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2017; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Boston Partners Global Investors, Inc. (Large Cap Value); Delaware Management Company (Small Cap Core); Thomas White International, Ltd. (International ADR); and William Blair Investment Management, LLC (Global). The Adviser is also managing a portion of the Fund’s assets (Large Cap Core).

Active managers continued to underperform the benchmarks generally, and that environment has affected the Fund’s performance, as it lagged that of the benchmark over the twelve-month period ended August 31, 2016. For the most recent three-month period, the Fund generated a return of +2.72%, underperforming the +3.27% return of the MSCI World Index. For the twelve months ended August 31, 2016, the Fund generated a total return of +4.87%, lagging the +7.32% return of the benchmark. Relative performance benefited during the twelve-month period from an overweight to domestic equities relative to both European and Asian equities, as well as a slight overweight to information technology and positive stock selection in a number of industry sectors, including financials, real estate and information technology. Among the detractors from performance during the year was an overexposure to mid cap and small cap stocks relative to the benchmark, an underweight to consumer staples, and stock selection in the industrials and consumer discretionary sectors. As happened in the prior year, the Fund’s underweights to a relatively few number of companies such as Amazon, Inc. (AMZN), Facebook, Inc. (FB), Alphabet, Inc. Class A (GOOGL) and Microsoft, Inc. (MSFT) were material detractors from performance.

In addition to the risk that active managers will underperform the benchmark indices generally, the primary risks to the strategies employed by the Fund’s sub-advisers continue to primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their respective benchmark, the overall portfolio should track the fund benchmark fairly closely on a relative basis. However, in general market declines the sub-advisers’ fully invested strategies would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and the three sub-advisers selected to manage Fund assets are: Neuberger Berman Investment Advisers LLC; Schroder Investment Management North America Inc.; and William Blair Investment Management, LLC.

The environment over the past 12 months has been one of continued low interest rates resulting from dovish central bank monetary policy. Within this landscape, the Fund generated a positive return for both the three- and twelve-month periods ended August 31, 2016. For the most recent three-month period, the Fund generated a return of +2.49%, outperforming the benchmark Barclays Capital U.S. Aggregate Bond Index return of +2.32%. For the twelve months ended August 31, 2016, the Fund posted a return of +5.06%, underperforming the benchmark return of +5.97%. The primary factor impacting performance over the past 12-month period was the Fund’s aggregate underweight to U.S. Treasury securities. Each of the sub-advisers was underweight Treasuries during the period, anticipating a narrowing in credit spreads (i.e., credit securities outperforming Treasury obligations). The underweight detracted from performance in the fourth quarter of 2015 and early in the first quarter of 2016 as Treasury yields declined. However, over the recent three- and six-month periods, the Fund’s aggregate overweight to investment-grade credit securities proved beneficial to performance, as credit spreads began to narrow. The sub-advisers also remain focused on security selection in this environment, and have generally favored conservative duration positioning in the expectation of generally rising interest rates.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

Domestic financial markets have delivered positive returns over the past year, as both economic data and the interest rate environment remain supportive. Aside from the brief but sharp declines in stock prices in January and June, volatility has been relatively muted and stock prices have regained ground to close near record highs. While the stock market’s fundamental and technical backdrop is generally supportive, two upcoming events may serve as catalysts for further volatility: the upcoming Presidential election and anticipation of the timing of the next move of the Federal Reserve. How investors react to the eventual election winner may have a short-term impact on stock prices. From a fixed income perspective, since the Federal Reserve has attempted to condition investors to expect a rate increase this year, the market will likely have discounted one rate hike by year end.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet | PMC

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the Funds’ sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus (http://www.investpmc.com/sites/default/files/documents/The-PMC-Funds-Statutory-Prospectus-01.01.16.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16–8/31/16).

Actual	Expenses

The first lines of the following table provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period 3/1/16–8/31/16*
PMC Core Fixed Income Fund
Actual	$1,000.00	$1,047.80	$5.15
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08

PMC Diversified Equity Fund
Actual	1,000.00	1,114.00	7.44
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the annualized expense ratio of 1.00% and 1.40% for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2016 is shown below.

Allocation of Portfolio Holdings

% of Net assets

*	Valued at the net unrealized appreciation (depreciation).

Average Annual Returns as of August 31, 2016

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	5.06%	5.97%
Five Year	3.00%	3.24%
Since Inception (9/28/07)	5.42%	4.80%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2016 is shown below.

Average Annual Returns as of August 31, 2016

	PMC Diversified Equity Fund	MSCI World Index
One Year	4.87%	7.32%
Five Year	9.35%	10.14%
Since Inception (8/26/09)	9.64%	9.60%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016

	Principal Amount	Value
Asset-Backed Securities—9.76%
Accredited Mortgage Loan Trust
2005-3, 0.970%, 09/25/2035(a)	$188,000	$162,441
Aegis Asset Backed Securities Trust
2005-3, 1.004%, 08/25/2035(a)	330,000	290,391
American Airlines Trust
2014-1, 4.375%, 10/01/2022	449,581	456,887
American Express Credit Account Master Trust
2014-1, 0.878%, 12/15/2021(a)	300,000	301,076
American Express Issuance Trust II
2013-2, 0.938%, 08/15/2019(a)	110,000	110,447
AmeriCredit Automobile Receivables Trust
2013-1, 1.570%, 01/08/2019	32,096	32,119
2013-5, 2.290%, 11/08/2019	260,000	262,082
2014-1, 2.150%, 03/09/2020	190,000	191,297
2014-2, 2.180%, 06/08/2020	160,000	161,260
Ameriquest Mortgage Securities, Inc.
2003-10, 1.284%, 12/25/2033(a)	150,692	147,660
2004-R2, 1.214%, 04/25/2034(a)	140,909	139,764
2005-R5, 1.014%, 07/25/2035(a)	120,000	110,057
2005-R7, 1.024%, 09/25/2035(a)	150,000	139,617
Argent Securities, Inc.
2005-W2, 1.014%, 10/25/2035(a)	420,000	352,264
ARL Second LLC
2014-1A, 3.970%, 06/15/2044(b)	350,000	335,172
BA Credit Card Trust
2014-3A, 0.798%, 01/15/2020(a)	295,000	295,387
Barclays Dryrock Issuance Trust
2014-2, 0.848%, 03/16/2020(a)	275,000	275,256
Cabela’s Credit Card Master Note Trust
2011-4A, 1.900%, 10/15/2019(b)	130,000	130,112
2014-2, 0.958%, 07/15/2022(a)	203,000	201,990
CarFinance Capital Auto Trust
2015-1A, 1.750%, 06/15/2021(b)	70,950	70,570
Carrington Mortgage Loan Trust
2005-OPT2, 1.499%, 05/25/2035(a)	100,000	91,515
2006-RFC1, 0.674%, 05/25/2035(a)	147,583	143,280
2005-NC3, 0.984%, 06/25/2035(a)	275,494	268,403
2005-NC5, 1.004%, 10/25/2035(a)	280,000	257,207
2006-NC1, 0.834%, 01/25/2036(a)	380,000	327,004
Centex Home Equity Loan Trust
2005-D, 1.004%, 10/25/2035(a)	435,000	394,584
Chase Issuance Trust
2014-5A, 0.878%, 04/15/2021(a)	635,000	636,517
Chrysler Capital Auto Receivables Trust
2014-A, 2.640%, 07/15/2021(b)	350,000	345,856
CIT Equipment Collateral
2014-VT1, 1.500%, 10/21/2019(b)	385,000	384,716
Citi Held For Asset Issuance
2015-PM1, 1.850%, 12/15/2021(b)	55,514	55,451
Citigroup Mortgage Loan Trust, Inc.
2005-OPT3, 1.244%, 05/25/2035(a)	325,000	296,895
2005-HE2, 1.274%, 05/25/2035(a)(b)	57,938	57,862
2006-WFHE4, 0.804%, 11/25/2036(a)	227,000	193,169

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
CLI Funding LLC
2013-1A, 2.830%, 03/18/2028(b)	$131,667	$126,471
2013-2A, 3.220%, 06/18/2028(b)	153,596	147,708
2014-1A, 3.290%, 06/18/2029(b)	177,604	172,191
2014-2A, 3.380%, 10/18/2029(b)	130,543	126,557
CPS Auto Receivables Trust
2014-C, 1.310%, 02/15/2019(b)	76,925	76,810
CWABS, Inc.
2004-5, 1.024%, 10/25/2034(a)	442,403	414,739
2005-AB1, 1.154%, 08/25/2035(a)	150,000	145,819
DT Auto Owner Trust
2014-2A, 2.460%, 01/15/2020(b)	105,566	105,596
ECAF I Ltd.
2015-1A, 3.473%, 06/15/2040(b)	543,976	528,337
Element Rail Leasing II LLC
2015-1A, 3.585%, 02/19/2045(b)	440,000	423,924
Ellington Loan Acquisition Trust
2007-2, 1.624%, 05/25/2037(a)(b)	229,052	221,513
EquiFirst Mortgage Loan Trust
2003-2, 1.632%, 09/25/2033(a)	464,455	457,724
Exeter Automobile Receivables Trust
2014-2A, 1.060%, 08/15/2018(b)	335	334
Fieldstone Mortgage Investment Trust
2005-1, 1.649%, 03/25/2035(a)	200,000	186,093
First Franklin Mortgage Loan Trust
2005-FF1, 1.259%, 12/25/2034(a)	131,078	127,168
2004-FFH4, 2.099%, 01/25/2035(a)	95,000	94,382
Flagship Credit Auto Trust
2014-1, 2.550%, 02/18/2020(b)	65,000	65,103
2015-2, 1.980%, 10/15/2020(b)	349,270	348,450
Ford Credit Auto Owner Trust
2015, 2.120%, 07/15/2026(b)	210,000	212,869
Fremont Home Loan Trust
2005-2, 1.274%, 06/25/2035(a)	330,000	288,473
Global SC Finance II SRL
2013-1A, 2.980%, 04/17/2028(b)	166,667	159,758
2014-1A, 3.190%, 07/17/2029(b)	197,917	190,399
GSAMP Trust
2002-HE2, 5.012%, 10/20/2032(a)	221,825	219,941
2005-HE6, 0.964%, 11/25/2035(a)	350,000	344,712
Home Equity Asset Trust
2005-8, 0.954%, 02/25/2036(a)	114,000	107,506
Home Equity Mortgage Loan Asset-Backed Trust
2005-B, 1.014%, 08/25/2035(a)	175,000	163,472
2005-D, 0.874%, 03/25/2036(a)	115,000	102,730
Home Equity Mortgage Trust
2004-5, 2.124%, 02/25/2035(a)	63,356	60,157
HSI Asset Securitization Corp. Trust
2006-OPT2, 0.914%, 01/25/2036(a)	390,000	334,143
JP Morgan Mortgage Acquisition Trust
2006-CW1, 0.674%, 05/25/2036(a)	2,710	2,714
2007-CH1, 0.768%, 11/25/2036(a)	310,000	280,557
Long Beach Mortgage Loan Trust
2005-1, 1.394%, 02/25/2035(a)	185,000	171,331

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc. Trust
2004-NC8, 1.439%, 09/25/2034(a)	$372,326	$347,420
2005-HE3, 1.499%, 07/25/2035(a)	392,010	368,489
Morgan Stanley Dean Witter Capital I, Inc. Trust
2002-AM2, 1.649%, 05/25/2032(a)	133,726	128,087
Morgan Stanley Home Equity Loan Trust
2005-4, 1.139%, 09/25/2035(a)	130,000	123,342
New Century Home Equity Loan Trust
2005-B, 0.924%, 10/25/2035(a)	189,436	181,646
Newcastle Mortgage Securities Trust
2006-1, 0.804%, 03/25/2036(a)	87,896	87,129
OneMain Financial Issuance Trust
2014-1A, 2.430%, 06/18/2024(b)	222,792	223,047
2014-2A, 2.470%, 09/18/2024(b)	157,765	158,202
2015-2A, 2.570%, 07/18/2025(b)	500,000	501,205
2015-1A, 3.190%, 03/18/2026(b)	255,000	258,136
2016-2A, 4.100%, 03/20/2028(b)	1,005,000	1,034,823
Prestige Auto Receivables Trust
2014-1A, 1.910%, 04/15/2020(b)	115,000	114,288
RAMP Trust
2005-RZ1, 1.154%, 10/25/2034(a)	232,064	213,422
2005-RZ2, 1.084%, 03/25/2035(a)	330,000	301,594
2005-RS7, 1.024%, 07/25/2035(a)	380,000	357,354
2006-RZ3, 0.874%, 08/25/2036(a)	280,000	228,347
RASC Trust
2005-EMX2, 1.174%, 07/25/2035(a)	177,357	155,689
2005-KS6, 1.174%, 07/25/2035(a)	325,000	304,098
2005-KS12, 0.984%, 01/25/2036(a)	390,000	337,406
Santander Drive Auto Receivables Trust
2013-3, 1.810%, 04/15/2019	70,331	70,477
2013-5, 2.250%, 06/17/2019	315,000	316,241
2014-2, 2.330%, 11/15/2019	195,000	196,615
2013-4, 3.250%, 01/15/2020	344,019	346,877
2014-1, 2.360%, 04/15/2020	305,000	306,985
2014-3, 2.130%, 08/17/2020	285,000	286,538
Securitized Asset Backed Receivables LLC
2006-OP1, 0.914%, 10/25/2035(a)	146,000	130,404
SoFi Professional Loan Program LLC
2014-A, 2.124%, 06/25/2025(a)(b)	83,487	84,439
Soundview Home Loan Trust
2005-OPT1, 1.199%, 06/25/2035(a)	525,000	484,165
2005-OPT3, 0.994%, 11/25/2035(a)	405,000	348,376
2006-1, 0.824%, 02/25/2036(a)	280,000	263,088
2005-4, 0.994%, 03/25/2036(a)	495,000	440,842
2007-1, 0.694%, 03/25/2037(a)	513,366	484,852
Springleaf Funding Trust
2015-AA, 3.160%, 11/15/2024(b)	335,000	338,081
Structured Asset Investment Loan Trust
2004-6, 1.324%, 07/25/2034(a)	222,138	211,893
2004-8, 1.074%, 09/25/2034(a)	216,516	199,994
Structured Asset Securities Corp.
2005-NC1, 1.044%, 02/25/2035(a)	440,000	398,786
2005-WF1, 1.184%, 02/25/2035(a)	711,616	616,567

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Structured Asset Securities Corp. Mortgage Loan Trust
2005-NC2, 0.954%, 05/25/2035(a)	$155,000	$152,166
2006-AM1, 0.684%, 04/25/2036(a)	120,336	115,144
Synchrony Credit Card Master Note Trust
2014-1, 1.610%, 11/15/2020	425,000	426,877
TAL Advantage V LLC
2013-2, 3.550%, 11/20/2038(b)	112,375	110,412
2014-1, 3.510%, 02/20/2039(b)	124,500	120,890
2014-2, 3.330%, 05/20/2039(b)	145,436	141,032
Textainer Marine Containers III Ltd.
2014-1A, 3.270%, 10/20/2039(b)	114,333	110,883
Trinity Rail Leasing 2012 LLC
2013-1A, 3.898%, 07/15/2043(b)	109,188	108,488
UAL Pass Through Trust
2007-1, 6.636%, 07/02/2022	246,257	262,572
United Auto Credit Securitization Trust
2015-1, 2.250%, 06/17/2019(b)	95,596	95,468
US Airways Pass Through Trust
2012-2, 4.625%, 06/03/2026	107,496	117,842
Westlake Automobile Receivables Trust
2014-1A, 1.700%, 11/15/2019(b)	64,730	64,711

Total Asset-Backed Securities (Cost $26,452,130)		26,801,418

Corporate Bonds—21.51%
Ambulatory Health Care Services—0.08%
HealthSouth Corp.
5.750%, 09/15/2025	210,000	220,763

Beverage and Tobacco Product Manufacturing—0.60%
Altria Group, Inc.
9.950%, 11/10/2038	177,000	323,113
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	320,000	330,327
4.900%, 02/01/2046	435,000	529,828
Molson Coors Brewing Co.
3.000%, 07/15/2026	405,000	411,018
Reynolds American, Inc.
7.250%, 06/15/2037	45,000	62,304

		1,656,590

Broadcasting (except Internet)—0.31%
Sirius XM Radio, Inc.
5.375%, 07/15/2026(b)	160,000	165,000
Viacom, Inc.
3.875%, 04/01/2024	505,000	525,146
5.850%, 09/01/2043	145,000	162,851

		852,997

Building Material and Garden Equipment and Supplies Dealers—0.17%
Home Depot, Inc.
2.625%, 06/01/2022	455,000	474,017

Capital Goods—0.20%
General Electric Co.
5.000%, 12/29/2049(a)	504,000	541,170

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Chemical Manufacturing—0.55%
AbbVie, Inc.
3.200%, 11/06/2022	$45,000	$47,121
4.450%, 05/14/2046	510,000	550,018
Dow Chemical Co.
4.625%, 10/01/2044	40,000	43,151
Eastman Chemical Co.
3.800%, 03/15/2025	485,000	513,899
Merck & Co., Inc.
2.350%, 02/10/2022	350,000	360,747

		1,514,936

Clothing and Clothing Accessories Stores—0.04%
L Brands, Inc.
6.875%, 11/01/2035	100,000	109,750

Computer and Electronic Product Manufacturing—0.19%
Apple, Inc.
4.650%, 02/23/2046	455,000	533,484

Credit Intermediation and Related Activities—7.86%
Ally Financial, Inc.
3.250%, 09/29/2017	90,000	91,013
American Express Co.
5.200%, 05/29/2049(a)	190,000	190,663
4.900%, 12/29/2049(a)	340,000	335,750
Bank of America Corp.
1.516%, 04/01/2019(a)	320,000	322,490
3.300%, 01/11/2023	465,000	483,993
4.200%, 08/26/2024	115,000	122,277
4.000%, 01/22/2025	435,000	454,462
3.950%, 04/21/2025	135,000	140,875
3.500%, 04/19/2026	400,000	418,713
6.250%, 09/29/2049(a)	175,000	183,969
6.100%, 12/29/2049(a)	720,000	757,800
Bank of New York Mellon Corp.
4.625%, 12/29/2049(a)	440,000	441,650
Capital One Bank USA NA
3.375%, 02/15/2023	610,000	628,035
Capital One Financial Co.
5.550%, 12/29/2049(a)	460,000	471,799
Citigroup, Inc.
2.700%, 03/30/2021	1,310,000	1,338,179
4.050%, 07/30/2022	65,000	69,289
3.875%, 03/26/2025	375,000	387,789
4.600%, 03/09/2026	170,000	183,184
4.300%, 11/20/2026	205,000	215,915
8.125%, 07/15/2039	106,000	167,944
5.800%, 11/29/2049(a)	325,000	329,794
5.950%, 12/31/2049(a)	630,000	651,656
Discover Financial Services
3.750%, 03/04/2025	485,000	493,197
EMD Finance LLC
2.400%, 03/19/2020(b)	1,150,000	1,163,560

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC
1.724%, 12/06/2017	$200,000	$200,395
1.605%, 01/09/2018(a)	300,000	300,730
3.157%, 08/04/2020	300,000	310,109
3.336%, 03/18/2021	545,000	566,647
General Motors Financial Co., Inc.
4.750%, 08/15/2017	35,000	36,067
3.700%, 11/24/2020	895,000	933,845
3.200%, 07/06/2021	625,000	635,903
HSBC Bank USA, N.A.
4.875%, 08/24/2020	480,000	523,433
JPMorgan Chase & Co.
2.700%, 05/18/2023	1,255,000	1,276,499
3.875%, 09/10/2024	265,000	280,406
6.000%, 12/29/2049(a)	700,000	739,690
MetLife, Inc.
5.250%, 12/29/2049(a)	370,000	373,004
Morgan Stanley
3.750%, 02/25/2023	380,000	407,249
4.350%, 09/08/2026	980,000	1,051,766
5.450%, 12/29/2049(a)	450,000	451,688
5.550%, 12/29/2049(a)	385,000	395,106
Regions Bank
2.250%, 09/14/2018	250,000	251,543
SunTrust Bank
3.300%, 05/15/2026	1,295,000	1,331,301
Wells Fargo & Co.
4.100%, 06/03/2026	505,000	549,326
5.900%, 12/29/2049(a)	715,000	761,475
Wells Fargo Capital X
5.950%, 12/15/2036	165,000	183,150

		21,603,328

Data Processing, Hosting and Related Services—0.21%
Hewlett Packard Enterprise Co.
4.900%, 10/15/2025(b)	530,000	567,569

Educational Services—0.03%
George Washington University
3.485%, 09/15/2022	75,000	80,472

Food and Beverage Stores—0.09%
SUPERVALU, Inc.
7.750%, 11/15/2022	250,000	237,500

Food Manufacturing—0.29%
Kraft Heinz Foods Co.
3.500%, 07/15/2022	365,000	390,538
4.375%, 06/01/2046	365,000	396,512

		787,050

Funds, Trusts, and Other Financial Vehicles—0.23%
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	545,000	554,534

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Sabra Health Care LP
5.375%, 06/01/2023	$65,000	$66,544

		621,078

General Merchandise Stores—0.03%
Dollar General Corp.
4.150%, 11/01/2025	78,000	85,497

Health and Personal Care Stores—0.08%
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018	230,000	231,558

Hospitals—0.10%
HCA, Inc.
4.750%, 05/01/2023	250,000	262,187

Insurance Carriers and Related Activities—1.23%
Aetna, Inc.
2.800%, 06/15/2023	446,000	457,036
American International Group, Inc.
3.300%, 03/01/2021	674,000	708,293
3.900%, 04/01/2026	646,000	680,167
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021(b)	165,000	165,412
Prudential Financial, Inc.
5.200%, 03/15/2044(a)	555,000	577,547
5.375%, 05/15/2045(a)	310,000	326,275
Unum Group
3.000%, 05/15/2021	125,000	127,801
Voya Financial, Inc.
5.650%, 05/15/2053(a)	335,000	335,419

		3,377,950

Miscellaneous Manufacturing—0.05%
Boston Scientific Corp.
2.650%, 10/01/2018	125,000	128,018

Nonstore Retailers—0.06%
Suburban Propane Partners LP
5.750%, 03/01/2025	160,000	162,400

Oil and Gas Extraction—0.82%
Apache Corp.
4.750%, 04/15/2043	375,000	389,926
Continental Resources, Inc.
5.000%, 09/15/2022	412,000	400,670
Devon Energy Corp.
5.000%, 06/15/2045	407,000	391,844
Enterprise Products Operating LLC
3.900%, 02/15/2024	400,000	424,380
Noble Energy, Inc.
4.150%, 12/15/2021	560,000	594,291
6.000%, 03/01/2041	40,000	43,744

		2,244,855

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Petroleum and Coal Products Manufacturing—0.18%
Marathon Oil Corp.
3.850%, 06/01/2025	$405,000	$379,448
Marathon Petroleum Corp.
5.000%, 09/15/2054	133,000	120,649

		500,097

Pipeline Transportation—0.63%
Crestwood Midstream Partners LP
6.250%, 04/01/2023	110,000	107,800
Energy Transfer Partners LP
4.150%, 10/01/2020	250,000	262,640
6.500%, 02/01/2042	200,000	216,605
Kinder Morgan Energy Partners LP
4.250%, 09/01/2024	365,000	376,589
6.500%, 09/01/2039	325,000	354,634
5.500%, 03/01/2044	155,000	157,943
Phillips 66 Partners LP
3.605%, 02/15/2025	95,000	95,110
Williams Partners LP
5.400%, 03/04/2044	145,000	146,517

		1,717,838

Plastics and Rubber Products Manufacturing—0.17%
Newell Brands, Inc.
3.850%, 04/01/2023	437,000	467,563

Professional, Scientific, and Technical Services—0.16%
Amgen, Inc.
4.400%, 05/01/2045	395,000	426,366

Publishing Industries (except Internet)—0.81%
Microsoft Corp.
2.400%, 08/08/2026	990,000	996,534
3.950%, 08/08/2056	655,000	692,460
Oracle Corp.
4.125%, 05/15/2045	330,000	353,327
TEGNA, Inc.
5.500%, 09/15/2024(b)	175,000	185,281

		2,227,602

Real Estate—1.40%
American Tower Corp.
2.800%, 06/01/2020	670,000	687,204
Columbia Property Trust Operating Partnership LP
3.650%, 08/15/2026	510,000	513,488
Corporate Office Properties LP
3.700%, 06/15/2021	640,000	661,282
Digital Realty Trust LP
3.950%, 07/01/2022	1,010,000	1,070,564
EPR Properties
5.750%, 08/15/2022	225,000	248,901
Ventas Realty LP
2.700%, 04/01/2020	430,000	440,034
3.125%, 06/15/2023	215,000	219,695

		3,841,168

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Rental and Leasing Services—0.29%
Air Lease Corp.
3.875%, 04/01/2021	$110,000	$116,187
International Lease Finance Corp.
6.250%, 05/15/2019	635,000	692,595

		808,782

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.31%
Diamond 1 Finance Corp.
4.420%, 06/15/2021(b)	635,000	664,682
5.450%, 06/15/2023(b)	385,000	411,050
Goldman Sachs Group, Inc.
1.481%, 05/22/2017(a)	405,000	405,912
2.375%, 01/22/2018	290,000	293,862
2.600%, 04/23/2020	335,000	342,206
5.700%, 04/23/2020(a)	440,000	450,010
2.429%, 11/29/2023(a)	275,000	281,869
5.150%, 05/22/2045	350,000	386,838
S&P Global, Inc.
3.300%, 08/14/2020	131,000	137,644
4.000%, 06/15/2025	195,000	212,929

		3,587,002

Support Activities for Mining—0.06%
Targa Resources Partners LP
6.750%, 03/15/2024(b)	150,000	160,125

Telecommunications—1.85%
AT&T, Inc.
3.900%, 03/11/2024	345,000	370,490
4.500%, 05/15/2035	185,000	196,508
4.750%, 05/15/2046	1,235,000	1,325,317
Charter Communications Operating LLC
4.908%, 07/23/2025(b)	925,000	1,022,477
6.484%, 10/23/2045(b)	430,000	530,355
Crown Castle International Corp.
3.700%, 06/15/2026	115,000	120,889
Qwest Corp.
6.750%, 12/01/2021	245,000	273,846
T-Mobile USA, Inc.
6.500%, 01/15/2026	220,000	241,588
Verizon Communications, Inc.
2.625%, 02/21/2020	466,000	481,269
4.672%, 03/15/2055	506,000	528,621

		5,091,360

Transportation Equipment Manufacturing—0.38%
General Motors Co.
6.750%, 04/01/2046	290,000	373,560
Lockheed Martin Corp.
2.500%, 11/23/2020	430,000	445,342
Meritor, Inc.
6.250%, 02/15/2024	235,000	220,994

		1,039,896

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Utilities—1.05%
Calpine Corp.
5.250%, 06/01/2026(b)	$230,000	$234,025
Dominion Resources, Inc.
1.600%, 08/15/2019	170,000	170,030
5.750%, 10/01/2054(a)	375,000	388,125
Dynergy, Inc.
6.750%, 11/01/2019	35,000	36,050
7.375%, 11/01/2022	30,000	29,775
7.625%, 11/01/2024	55,000	54,175
Exelon Corp.
2.450%, 04/15/2021	59,000	60,034
Kinder Morgan, Inc.
4.300%, 06/01/2025	335,000	348,358
5.550%, 06/01/2045	430,000	445,291
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025	175,000	185,719
Southern Co.
2.950%, 07/01/2023	905,000	936,451

		2,888,033

Total Corporate Bonds (Cost $56,406,274)		59,049,001

Foreign Corporate Bonds—4.28%
Actavis Funding SCS
3.450%, 03/15/2022	611,000	640,755
3.800%, 03/15/2025	111,000	117,489
Aircastle Ltd.
6.750%, 04/15/2017	105,000	108,182
Bank of Montreal
1.950%, 01/30/2017(b)	250,000	251,039
Barclays Bank PLC
10.180%, 06/12/2021(b)	710,000	910,855
Barclays PLC
3.650%, 03/16/2025	200,000	199,547
5.200%, 05/12/2026	200,000	208,815
Barrick Gold Corp.
4.100%, 05/01/2023	64,000	68,999
BBVA Banco Continental SA
3.250%, 04/08/2018(b)	120,000	123,180
BHP Billiton Finance USA Ltd.
6.250%, 10/19/2075(a)(b)	200,000	219,000
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	262,840
Credit Suisse AG
1.700%, 04/27/2018	600,000	600,577
Credit Suisse Group Funding Guernsey Ltd.
3.450%, 04/16/2021(b)	470,000	480,843
3.800%, 06/09/2023(b)	360,000	366,042
Danske Bank A/S
0.000%, 09/06/2019(a)(b)	675,000	675,000
Electricite de France SA
5.625%, 12/29/2049(a)(b)	420,000	418,530

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Ensco PLC
4.500%, 10/01/2024	$109,000	$77,867
5.200%, 03/15/2025	110,000	79,475
5.750%, 10/01/2044	420,000	260,400
Fermaca Enterprises S de RL de CV
6.375%, 03/30/2038(b)	193,382	202,326
FLY Leasing Ltd.
6.375%, 10/15/2021	200,000	203,000
Grupo Bimbo SAB de CV
4.875%, 06/27/2044(b)	250,000	261,515
HSBC Holdings PLC
4.000%, 03/30/2022	220,000	235,681
4.250%, 08/18/2025	200,000	208,108
5.625%, 12/29/2049(a)	230,000	231,150
Inmarsat Finance PLC
4.875%, 05/15/2022(b)	110,000	107,822
Lloyds Bank PLC
2.350%, 09/05/2019	410,000	415,564
Mylan NV
3.950%, 06/15/2026(b)	400,000	413,283
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019(b)	200,000	202,641
Petroleos Mexicanos
4.500%, 01/23/2026	75,000	75,300
Rio Tinto Finance USA PLC
3.500%, 03/22/2022	370,000	394,509
Seagate HDD Cayman
4.875%, 06/01/2027	245,000	215,167
Signet UK Finance PLC
4.700%, 06/15/2024	53,000	51,936
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(b)	495,000	498,047
Standard Chartered PLC
1.700%, 04/17/2018(b)	485,000	484,636
Suncor Energy, Inc.
6.500%, 06/15/2038	135,000	177,740
Tesco PLC
6.150%, 11/15/2037(b)	100,000	102,941
TransCanada Trust
5.625%, 05/20/2075(a)	455,000	452,725
Tyco International Finance SA
3.900%, 02/14/2026	215,000	235,795
UBS AG—London
2.250%, 03/30/2017(b)	260,000	261,658
UBS AG—Stamford
1.375%, 06/01/2017	265,000	265,120

Total Foreign Corporate Bonds (Cost $11,785,053)		11,766,099

Foreign Government Agency Issues—0.49%
African Development Bank
1.250%, 07/26/2021	300,000	297,734
Brazilian Government International Bond
5.625%, 02/21/2047	520,000	526,500

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount		Value
FMS Wertmanagement AoeR
1.625%, 11/20/2018	$315,000		$319,122
Province of Manitoba, Canada
9.625%, 12/01/2018	60,000		70,222
Province of New Brunswick, Canada
2.750%, 06/15/2018	140,000		143,932

Total Foreign Government Agency Issues (Cost $1,325,060)			1,357,510

Foreign Government Notes/Bonds—0.14%
Mexico Bonos
8.000%, 06/11/2020	6,715,000	(d)	387,628

Total Foreign Government Notes/Bonds (Cost $554,023)			387,628

Mortgage-Backed Securities—16.67%
BAMLL Commercial Mortgage Securities Trust
2014-ICTS, 1.308%, 06/15/2028(a)(b)	145,000		144,907
Banc of America Commercial Mortgage Trust
2006-6, 5.356%, 10/10/2045	111,400		111,465
Bear Stearns Commerical Mortgage Securities Trust
2007-PWR15, 5.331%, 02/11/2044	51,429		51,911
Citigroup Commercial Mortgage Trust
2014-GC25, 1.233%, 10/11/2047(a)(c)	1,581,630		107,199
2015-GC27, 1.584%, 02/10/2048(a)(c)	1,201,154		107,159
COMM Mortgage Trust
2014-TWC, 1.358%, 02/13/2032(a)(b)	140,000		140,016
2014-SAVA, 1.658%, 06/15/2034(a)(b)	116,969		117,152
2013-LC6, 0.497%, 01/10/2046(a)(b)(c)	2,000,000		45,335
2013-CR6, 0.770%, 03/10/2046(a)(b)(c)	1,500,000		50,268
2013-CR11, 1.204%, 10/10/2046(a)(c)	1,179,917		67,651
2014-CR16, 1.394%, 04/10/2047(a)(c)	1,754,858		102,195
2014-LC15, 1.539%, 04/10/2047(a)(c)	2,020,851		129,091
2014-CR17, 1.331%, 05/10/2047(a)(c)	1,469,129		85,580
2014-UBS3, 1.494%, 06/10/2047(a)(c)	1,153,743		78,370
2014-UBS6, 1.209%, 12/10/2047(a)(c)	1,949,191		115,236
2015-LC21, 3.708%, 07/10/2048	100,000		110,019
Commercial Mortgage Loan Trust
2008-LS1, 6.296%, 12/10/2049(a)	105,323		108,652
Commercial Mortgage Trust
2007-GG9, 5.444%, 03/10/2039	170,276		171,252
2007-GG11, 5.736%, 12/10/2049	94,678		97,436
Credit Suisse Commercial Mortgage Trust
2007-C2, 5.542%, 01/15/2049(a)	141,854		142,646
CSAIL Commercial Mortgage Trust
2015-C2, 1.029%, 06/15/2057(a)(c)	1,725,619		93,605
Fannie Mae Pool
624275, 5.000%, 01/01/2017	7,411		7,613
897512, 5.000%, 12/01/2021	32,582		33,475
254832, 5.500%, 08/01/2023	100,121		112,627
254908, 5.000%, 09/01/2023	97,808		108,273
255320, 5.000%, 07/01/2024	16,104		17,827
#TBA, 3.000%, 09/15/2026	225,000		235,600
AD0696, 5.500%, 07/01/2027	110,567		125,667
AP7517, 0.000%, 09/01/2027	91,608		96,117
#TBA, 2.500%, 09/15/2027	550,000		568,348

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
257075, 5.500%, 02/01/2028	$11,626	$13,181
257204, 5.500%, 05/01/2028	75,087	84,488
MA0023, 5.000%, 04/01/2029	25,358	28,167
MA0096, 4.500%, 06/01/2029	15,330	16,736
AS3118, 3.000%, 08/01/2029	84,607	88,658
MA2124, 3.000%, 12/01/2029	76,686	80,357
AS4506, 3.000%, 02/01/2030	76,806	80,484
AS4466, 3.000%, 02/01/2030	82,670	87,053
AX9550, 3.000%, 02/01/2030	59,990	62,863
AX9538, 3.000%, 02/01/2030	109,059	114,792
AE0205, 5.000%, 03/01/2030	27,574	30,619
AS4855, 2.500%, 04/01/2030	62,954	65,207
AS4877, 3.000%, 04/01/2030	101,545	106,407
AY0990, 2.500%, 05/01/2030	87,706	90,728
AY4218, 3.000%, 05/01/2030	108,349	113,537
AS5240, 3.000%, 06/01/2030	86,144	90,268
AZ6345, 2.500%, 07/01/2030	31,104	32,175
AZ0881, 2.500%, 07/01/2030	79,348	82,081
AZ0886, 3.000%, 07/01/2030	64,952	68,062
AS6096, 3.000%, 10/01/2030	21,934	22,984
AL7801, 2.500%, 11/01/2030	137,795	143,023
890710, 3.000%, 02/01/2031	55,411	58,065
MA2596, 3.000%, 04/01/2031	72,859	76,362
720679, 5.000%, 06/01/2033	22,355	24,903
725027, 5.000%, 11/01/2033	15,668	17,572
888283, 5.000%, 08/01/2034	74,027	83,006
725946, 5.500%, 11/01/2034	161,919	184,233
735484, 5.000%, 05/01/2035	22,498	25,062
830722, 5.000%, 07/01/2035	72,601	81,685
735925, 5.000%, 10/01/2035	67,993	75,506
836427, 5.000%, 10/01/2035	31,667	35,155
885399, 5.500%, 06/01/2036	46,651	52,589
900527, 6.000%, 09/01/2036	5,391	6,182
915320, 6.000%, 03/01/2037	30,514	34,978
256711, 5.500%, 05/01/2037	36,562	41,303
940765, 5.500%, 06/01/2037	65,205	73,309
942051, 5.500%, 07/01/2037	82,935	93,398
952572, 5.500%, 09/01/2037	3,855	4,367
967254, 5.500%, 12/01/2037	5,055	5,702
953926, 5.500%, 12/01/2037	21,678	24,537
968975, 5.500%, 01/01/2038	53,093	59,691
889757, 5.000%, 02/01/2038	33,509	37,211
962343, 5.000%, 03/01/2038	31,695	35,086
929301, 5.000%, 04/01/2038	32,147	35,586
257161, 5.500%, 04/01/2038	73,313	83,058
982126, 5.000%, 05/01/2038	73,627	81,504
889579, 6.000%, 05/01/2038	44,956	51,546
995681, 6.000%, 05/01/2038	7,952	9,099
889533, 5.500%, 06/01/2038	58,607	66,272
990502, 5.500%, 09/01/2038	129,760	145,961
AB0131, 5.000%, 12/01/2038	21,997	24,475
995245, 5.000%, 01/01/2039	66,439	73,548
934231, 5.000%, 01/01/2039	47,003	52,032
995906, 5.000%, 03/01/2039	25,523	28,254

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
995838, 5.500%, 05/01/2039	$174,982	$197,710
AL0070, 5.000%, 07/01/2039	40,685	45,038
932586, 4.500%, 03/01/2040	58,186	63,695
AD1656, 4.500%, 03/01/2040	82,873	90,703
190404, 4.500%, 05/01/2040	143,113	156,956
AD7406, 5.000%, 07/01/2040	19,190	21,425
AD8529, 4.500%, 08/01/2040	143,195	156,741
AB1389, 4.500%, 08/01/2040	126,428	138,703
AB1335, 4.500%, 08/01/2040	11,334	12,403
AD9151, 5.000%, 08/01/2040	42,370	47,490
#TBA, 4.000%, 09/01/2040	360,000	385,678
MA0510, 4.500%, 09/01/2040	1,446	1,587
AE8714, 3.500%, 11/01/2040	54,850	57,943
890310, 4.500%, 12/01/2040	29,270	32,120
AL0791, 4.000%, 02/01/2041	103,568	112,705
AE0954, 4.500%, 02/01/2041	100,183	109,663
AH7196, 4.500%, 03/01/2041	944,148	1,033,766
AL0245, 4.000%, 04/01/2041	21,050	22,902
AL0065, 4.500%, 04/01/2041	46,252	50,754
AL0214, 5.000%, 04/01/2041	29,123	32,313
AB2817, 5.000%, 04/01/2041	20,917	23,246
AI4891, 4.500%, 06/01/2041	531,264	581,798
AH7395, 4.500%, 06/01/2041	27,502	30,121
AB3194, 4.500%, 06/01/2041	43,758	47,918
AH1662, 4.500%, 07/01/2041	86,091	94,493
AI8193, 4.500%, 08/01/2041	111,844	122,772
AJ3310, 5.000%, 08/01/2041	114,712	127,106
890603, 5.000%, 08/01/2041	178,232	197,303
AL0675, 5.500%, 09/01/2041	45,950	52,003
#TBA, 3.500%, 09/15/2041	315,000	331,968
#TBA, 5.500%, 09/15/2041	80,000	90,100
AJ1959, 4.500%, 10/01/2041	932,525	1,023,706
AL1547, 4.500%, 11/01/2041	24,417	26,793
AJ6346, 3.500%, 12/01/2041	64,498	68,194
AJ9278, 3.500%, 12/01/2041	23,304	24,662
AX5302, 4.000%, 01/01/2042	51,180	54,991
AK2415, 4.000%, 02/01/2042	92,980	100,006
AK5699, 3.500%, 03/01/2042	33,613	35,542
AK6743, 4.000%, 03/01/2042	124,763	134,183
AK6744, 4.000%, 03/01/2042	150,708	162,108
AK6846, 3.500%, 04/01/2042	90,601	95,842
AK6568, 3.500%, 04/01/2042	105,808	111,933
AK9393, 3.500%, 04/01/2042	46,802	49,487
AL4029, 4.500%, 04/01/2042	134,856	147,898
AL1886, 3.210%, 06/01/2042(a)	77,174	80,370
AO9553, 4.000%, 07/01/2042	567,539	613,857
AL7306, 4.500%, 09/01/2042	70,000	77,216
#TBA, 3.000%, 09/15/2042	770,000	799,055
AR1977, 3.000%, 01/01/2043	75,853	78,920
AB7733, 3.000%, 01/01/2043	45,696	47,545
AQ9330, 3.500%, 01/01/2043	94,127	99,686
AL2897, 3.500%, 01/01/2043	86,918	91,947
AL3714, 3.500%, 01/01/2043	65,788	69,348
AB7965, 3.500%, 02/01/2043	49,920	52,819

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
AB8931, 3.000%, 04/01/2043	$55,939	$58,206
AB8897, 3.000%, 04/01/2043	478,082	497,407
AT1001, 3.500%, 04/01/2043	38,633	41,296
AT2021, 3.500%, 04/01/2043	51,948	55,191
AB9046, 3.500%, 04/01/2043	122,165	130,134
AT5993, 3.000%, 05/01/2043	57,403	59,713
AB9341, 3.000%, 05/01/2043	80,468	84,051
AB9260, 3.500%, 05/01/2043	153,176	161,983
AR7218, 3.000%, 06/01/2043	267,772	279,688
AT5895, 3.000%, 06/01/2043	19,477	20,262
AU1632, 3.000%, 07/01/2043	31,693	32,973
AS0016, 3.000%, 07/01/2043	24,009	24,980
AS0044, 3.000%, 07/01/2043	72,329	75,252
AU1628, 3.000%, 07/01/2043	3,965	4,125
AS0205, 3.000%, 08/01/2043	281,063	293,018
AU3735, 3.000%, 08/01/2043	121,480	126,384
AS0203, 3.000%, 08/01/2043	189,099	197,519
AS0331, 3.000%, 08/01/2043	32,669	33,991
AS0212, 3.500%, 08/01/2043	104,061	110,624
AU0949, 3.500%, 08/01/2043	86,552	93,083
AU3751, 4.000%, 08/01/2043	275,571	297,912
AU4289, 4.000%, 09/01/2043	118,833	128,553
AU6857, 4.000%, 09/01/2043	131,822	143,611
AS0531, 4.000%, 09/01/2043	138,895	151,119
AU4658, 4.500%, 09/01/2043	50,061	54,797
AU5661, 4.500%, 09/01/2043	118,561	129,436
AU4298, 4.500%, 09/01/2043	35,709	38,984
AS0575, 5.000%, 09/01/2043	25,554	28,289
MA1600, 3.500%, 10/01/2043	70,097	73,891
AL4288, 4.500%, 10/01/2043	230,703	252,216
AS1042, 4.000%, 11/01/2043	128,475	138,922
AV0284, 4.500%, 11/01/2043	61,191	67,530
AV1169, 5.000%, 11/01/2043	20,259	22,426
AS1333, 4.500%, 12/01/2043	79,059	86,514
AL4450, 4.500%, 12/01/2043	64,770	70,770
AV0663, 4.500%, 12/01/2043	99,578	108,751
AS1559, 4.000%, 01/01/2044	72,536	78,470
AV7239, 4.500%, 01/01/2044	29,187	31,863
AL5229, 5.000%, 01/01/2044	124,207	138,463
AS1774, 4.000%, 02/01/2044	142,532	152,639
AL5110, 4.500%, 03/01/2044	57,400	62,731
AS2117, 4.000%, 04/01/2044	67,512	72,372
AS2276, 4.500%, 04/01/2044	126,063	137,745
MA1888, 4.000%, 05/01/2044	60,327	64,605
AW3733, 4.500%, 05/01/2044	62,064	67,960
AL5780, 4.500%, 05/01/2044	21,816	23,843
AS2516, 4.500%, 05/01/2044	80,894	88,404
AS2751, 4.500%, 06/01/2044	102,363	111,752
MA1926, 4.500%, 06/01/2044	67,603	74,104
AL5570, 4.500%, 07/01/2044	136,118	148,603
AV2818, 4.500%, 07/01/2044	41,397	45,352
AW5110, 4.500%, 08/01/2044	34,750	37,937
AL6223, 4.500%, 08/01/2044	63,255	69,256
AX0147, 4.500%, 09/01/2044	49,536	54,100

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
AX2491, 4.000%, 10/01/2044	$61,161	$65,622
AS3467, 4.000%, 10/01/2044	88,464	94,737
AX2501, 4.000%, 10/01/2044	69,134	74,036
AS3634, 4.000%, 10/01/2044	99,472	106,526
AS3657, 4.500%, 10/01/2044	80,468	87,849
AS3907, 4.000%, 11/01/2044	171,392	183,545
AV2420, 4.500%, 11/01/2044	236,217	258,113
AX7350, 4.500%, 11/01/2044	21,333	23,291
AX4902, 3.500%, 12/01/2044	280,557	298,141
AS3970, 4.000%, 12/01/2044	66,143	70,833
AS4304, 3.500%, 01/01/2045	60,801	64,092
AL6432, 4.000%, 01/01/2045	123,391	132,239
MA2145, 4.000%, 01/01/2045	116,247	124,562
AS4515, 4.000%, 02/01/2045	171,512	183,732
AY0025, 4.000%, 02/01/2045	219,683	235,352
AS4630, 4.000%, 03/01/2045	129,449	138,628
MA2224, 4.500%, 03/01/2045	110,431	120,715
AS4804, 3.500%, 04/01/2045	60,206	63,464
AY1363, 4.000%, 04/01/2045	195,194	209,339
AY4205, 3.000%, 05/01/2045	70,312	73,308
AS5175, 3.500%, 06/01/2045	114,576	121,798
AZ0814, 3.500%, 07/01/2045	116,280	123,334
AZ0869, 4.000%, 07/01/2045	159,314	171,043
AS5476, 4.000%, 07/01/2045	170,072	182,432
AZ8009, 3.500%, 09/01/2045	67,155	70,789
MA2414, 3.500%, 10/01/2045	121,487	128,063
AZ4775, 3.500%, 10/01/2045	68,579	72,291
MA2415, 4.000%, 10/01/2045	114,379	122,625
MA2471, 3.500%, 12/01/2045	162,432	171,223
AS6311, 3.500%, 12/01/2045	93,866	98,946
MA2484, 4.000%, 12/01/2045	162,366	174,060
AS6464, 3.500%, 01/01/2046	83,119	88,336
BC1105, 3.500%, 02/01/2046	148,887	156,945
AS6673, 4.000%, 02/01/2046	273,132	292,660
AS6884, 3.500%, 03/01/2046	96,062	101,261
BC7146, 3.000%, 07/01/2046	598,834	622,076
Fannie Mae-Aces
2014-M8, 0.774%, 05/25/2018(a)	99,804	99,601
Freddie Mac Gold Pool
G1-3122, 5.000%, 04/01/2023	1,620	1,749
#TBA, 2.500%, 09/15/2027	405,000	418,653
D9-7472, 5.500%, 12/01/2027	7,602	8,497
G1-4953, 3.500%, 01/01/2029	80,880	85,616
G0-1772, 5.000%, 02/01/2035	4,842	5,388
G0-1883, 5.000%, 08/01/2035	4,090	4,560
A6-8761, 5.500%, 09/01/2037	2,651	2,963
G0-3535, 5.500%, 10/01/2037	1,811	2,043
G0-3812, 5.500%, 02/01/2038	2,634	2,977
G0-4471, 5.500%, 07/01/2038	6,186	6,967
G0-4449, 5.500%, 07/01/2038	12,176	13,609
A8-1743, 5.500%, 09/01/2038	20,170	22,760
A8-2657, 5.500%, 10/01/2038	12,614	14,101
A8-2134, 6.000%, 10/01/2038	4,841	5,512
G0-5205, 5.000%, 01/01/2039	32,498	35,848

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
A8-6521, 4.500%, 05/01/2039	$120,984	$132,238
A8-6315, 4.500%, 05/01/2039	70,614	77,396
A9-3617, 4.500%, 08/01/2040	21,938	24,038
#TBA, 4.000%, 09/15/2040	410,000	438,796
C0-3531, 4.000%, 10/01/2040	47,125	50,645
A9-6592, 4.000%, 02/01/2041	197,567	212,346
A9-7942, 4.500%, 04/01/2041	80,933	88,882
Q0-0285, 4.500%, 04/01/2041	17,554	19,281
Q0-0876, 4.500%, 05/01/2041	124,604	136,816
Q0-0950, 5.000%, 05/01/2041	24,766	27,404
Q0-2173, 4.500%, 07/01/2041	73,237	80,462
Q0-3580, 4.500%, 09/01/2041	81,824	89,935
#TBA, 5.000%, 09/15/2041	85,000	93,832
Q0-3705, 4.000%, 10/01/2041	29,838	31,943
Q0-4674, 4.000%, 12/01/2041	293,833	315,954
Q0-9004, 3.500%, 06/01/2042	50,818	53,700
C0-9004, 3.500%, 07/01/2042	54,661	57,770
Q0-9896, 3.500%, 08/01/2042	70,758	74,788
Q1-1348, 3.500%, 09/01/2042	93,253	98,590
#TBA, 3.000%, 09/15/2042	640,000	664,125
#TBA, 3.500%, 09/15/2042	480,000	505,519
Q1-4869, 3.000%, 01/01/2043	130,382	136,787
Q1-8305, 3.500%, 05/01/2043	54,817	57,958
Q1-9475, 3.500%, 06/01/2043	118,689	125,544
G0-8541, 3.500%, 08/01/2043	106,639	112,703
Q2-0780, 3.500%, 08/01/2043	75,014	80,362
Q2-0857, 3.500%, 08/01/2043	56,451	60,577
G0-7459, 3.500%, 08/01/2043	53,847	56,916
V8-0509, 4.000%, 10/01/2043	71,890	77,572
G6-0174, 4.000%, 10/01/2043	158,050	169,782
G0-7508, 4.500%, 10/01/2043	48,413	52,894
G0-8558, 4.000%, 11/01/2043	100,533	107,722
G0-8559, 4.500%, 11/01/2043	13,597	14,884
Q2-3375, 4.500%, 11/01/2043	20,700	22,650
Q2-3388, 4.500%, 12/01/2043	136,599	149,507
Q2-4619, 4.500%, 02/01/2044	34,719	37,975
G0-8578, 4.500%, 03/01/2044	38,910	42,569
Q2-5331, 4.500%, 03/01/2044	44,286	48,385
Q2-6367, 4.000%, 05/01/2044	19,219	20,784
Q2-5885, 4.500%, 05/01/2044	51,120	55,890
Q2-6904, 4.000%, 06/01/2044	118,769	127,041
Q2-6923, 4.000%, 06/01/2044	131,236	140,426
Q2-6513, 4.500%, 06/01/2044	58,330	63,772
Q2-7903, 4.000%, 08/01/2044	201,904	216,339
G0-8601, 4.000%, 08/01/2044	48,694	52,102
G0-8609, 3.500%, 10/01/2044	91,541	96,442
Q2-9916, 4.000%, 11/01/2044	144,232	154,458
C0-9070, 4.000%, 12/01/2044	66,957	71,655
Q3-0076, 4.500%, 12/01/2044	18,477	20,201
G0-8627, 3.500%, 02/01/2045	89,268	94,047
G0-7961, 3.500%, 03/01/2045	85,223	90,557
G0-8633, 4.000%, 03/01/2045	217,391	232,729
G0-8636, 3.500%, 04/01/2045	137,429	144,787
G0-8637, 4.000%, 04/01/2045	138,726	148,521

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
Q3-5225, 3.500%, 08/01/2045	$68,805	$72,488
V8-1873, 4.000%, 08/01/2045	105,210	112,616
G0-8672, 4.000%, 10/01/2045	87,548	93,700
G0-8676, 3.500%, 11/01/2045	160,648	169,249
Q3-7023, 4.000%, 11/01/2045	136,953	146,631
G0-8681, 3.500%, 12/01/2045	116,806	123,059
G0-8682, 4.000%, 12/01/2045	158,681	169,873
Q3-8473, 4.000%, 01/01/2046	138,841	148,635
Q3-8470, 4.000%, 01/01/2046	87,312	93,577
G0-8694, 4.000%, 02/01/2046	94,336	100,987
G0-8693, 3.500%, 03/01/2046	28,478	30,003
Q3-9434, 3.500%, 03/01/2046	24,379	25,704
G0-8699, 4.000%, 03/01/2046	240,236	257,209
G0-8706, 3.500%, 05/01/2046	64,191	67,664
Q4-0718, 3.500%, 05/01/2046	712,731	752,109
G0-8710, 3.000%, 06/01/2046	794,342	825,218
Freddie Mac Non Gold Pool
1H-2617, 2.851%, 05/01/2036(a)	55,645	58,703
1J-1346, 2.551%, 11/01/2036(a)	39,116	41,188
1G-1509, 2.547%, 02/01/2037(a)	51,875	54,587
FREMF Mortgage Trust
2013-KF02, 3.524%, 12/25/2045(a)(b)	88,487	88,476
2015-K718, 3.669%, 02/25/2022(a)(b)	580,000	570,469
Ginnie Mae II Pool
#TBA, 3.000%, 09/15/2042	625,000	654,834
#TBA, 3.500%, 09/15/2042	525,000	557,279
MA0699, 3.500%, 01/20/2043	98,874	105,416
MA0783, 3.500%, 02/20/2043	136,416	145,442
MA1376, 4.000%, 10/20/2043	176,255	188,509
MA1861, 2.000%, 04/20/2044(a)	943,293	962,781
MA2893, 4.000%, 06/20/2045	87,571	93,662
MA2961, 3.500%, 07/20/2045	123,300	130,957
MA3035, 4.000%, 08/20/2045	55,708	59,621
MA3105, 3.500%, 09/20/2045	83,273	88,449
MA3106, 4.000%, 09/20/2045	247,282	264,413
MA3245, 4.000%, 11/20/2045	99,825	106,768
MA3311, 4.000%, 12/20/2045	108,663	116,227
MA3377, 4.000%, 01/20/2046	112,216	120,026
MA3521, 3.500%, 03/20/2046	71,211	75,661
MA3663, 3.500%, 05/20/2046	122,996	130,731
MA3803, 0.000%, 07/20/2046	99,777	106,159
Government National Mortgage Association
2011-147, 0.938%, 10/16/2044(a)(c)	658,298	22,726
2014-47, 1.072%, 02/16/2048(a)(c)	719,112	36,413
2102-78, 0.659%, 06/16/2052(a)(c)	1,638,113	70,739
2012-70, 0.588%, 08/16/2052(a)(c)	540,805	17,744
2012-107, 0.567%, 12/16/2053(a)(c)	1,543,788	67,690
2012-152, 0.730%, 01/16/2054(a)(c)	915,467	50,309
2012-147, 2.603%, 04/16/2054(a)	114,164	118,237
2014-45, 0.809%, 07/16/2054(a)(c)	1,039,891	55,661
2014-75, 0.825%, 08/16/2054(a)(c)	4,466,246	222,345
2014-155, 1.340%, 08/16/2055(a)(c)	1,114,283	89,888
GP Portfolio Trust
2014-GPP, 1.458%, 02/16/2027(a)(b)	185,611	185,495

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
GS Mortgage Securities Trust
2006-GG8, 5.560%, 11/10/2039	$919	$918
2012-GC6, 2.204%, 01/10/2045(a)(b)(c)	644,694	53,660
2007-GG10, 5.988%, 08/10/2045(a)	261,108	266,027
2014-GC26, 1.245%, 11/10/2047(a)(c)	2,590,953	168,005
2015-GC32, 3.764%, 07/10/2048	105,000	116,612
Hilton USA Trust
2013-HLT, 1.497%, 11/05/2030(a)(b)	131,474	131,568
Impac Secured Assets Trust
2006-2, 1.024%, 08/25/2036(a)	50,000	41,873
JP Morgan Alternative Loan Trust
2007-A2, 0.714%, 06/25/2037(a)	164,396	158,234
JP Morgan Chase Commercial Mortgage Securities Trust
2006-CB17, 5.429%, 12/12/2043	11,320	11,327
2007-CB18, 5.440%, 06/12/2047	141,875	142,918
2007-LDPX, 5.420%, 01/15/2049	110,269	111,390
2007-LD12, 5.882%, 02/15/2051(a)	235,000	241,019
LSTAR Commercial Mortgage Trust
2014-2, 4.205%, 01/20/2041(a)(b)	100,000	101,235
ML-CFC Commercial Mortgage Trust
2007-5, 5.378%, 08/14/2048	130,663	131,448
2007-8, 6.070%, 08/12/2049(a)	97,465	99,819
2007-7, 5.810%, 06/12/2050(a)	110,202	112,330
Morgan Stanley Bank of America Merrill Lynch Trust
2014-C15, 1.335%, 04/17/2047(a)(c)	1,463,496	84,690
2015-C24, 3.732%, 05/15/2047	220,000	243,475
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048	200,000	222,146
2007-IQ14, 5.610%, 04/15/2049	5,819	5,818
2007-IQ16, 5.809%, 12/12/2049	114,230	117,755
SCG Trust
2013-SRP1, 1.908%, 11/15/2026(a)(b)	100,000	100,005
Thornburg Mortgage Securities Trust
2005-1, 2.507%, 04/25/2045(a)	81,331	81,653
UBS-Barclays Commercial Mortgage Trust
2012-C4, 1.923%, 12/10/2045(a)(b)(c)	656,705	51,049
Wachovia Bank Commercial Mortgage Trust
2007-C32, 5.889%, 06/15/2049(a)	250,000	254,789
WaMu Commercial Mortgages Securities Trust
2007-SL3, 5.644%, 03/23/2045(a)(b)	12,542	12,589
Wells Fargo Commercial Mortgage Trust
2015-C29, 3.637%, 06/15/2048	130,000	142,483
2014-LC16, 1.294%, 08/15/2050	69,069	68,985
WFRBS Commercial Mortgage Trust
2013-C11, 1.588%, 03/15/2045(a)(b)(c)	1,539,734	79,150
2014-LC14, 1.566%, 03/15/2047(a)(c)	1,194,904	76,648
2014-C22, 1.090%, 09/15/2057(a)(c)	3,814,917	196,751

Total Mortgage-Backed Securities (Cost $45,250,096)		45,783,374

Municipal Bonds—0.29%
American Municipal Power, Inc.
8.084%, 02/15/2050	20,000	33,842
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	199,553

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
State Board of Administration Finance Corp.
2.995%, 07/01/2020	$550,000	$574,855

Total Municipal Bonds (Cost $774,642)		808,250

U.S. Government Agency Issues—0.52%
Federal Home Loan Banks
5.500%, 07/15/2036	445,000	653,513
Federal Home Loan Mortgage Corp.
6.750%, 03/15/2031	150,000	233,973
Federal National Mortgage Association
1.600%, 12/24/2020	210,000	209,553
Tennessee Valley Authourity
5.250%, 09/15/2039	70,000	98,920
4.625%, 09/15/2060	180,000	231,616

Total U.S. Government Agency Issues (Cost $1,280,842)		1,427,575

U.S. Government Notes/Bonds—17.58%
United States Treasury Inflation Indexed Bonds
0.250%, 01/15/2025	1,562,108	1,577,812
2.000%, 01/15/2026	2,738,562	3,193,180
0.125%, 07/15/2026	1,805,016	1,810,263
1.750%, 01/15/2028	1,150,560	1,340,893
2.500%, 01/15/2029	898,144	1,137,404
3.875%, 04/15/2029	762,440	1,096,420
0.750%, 02/15/2042	170,677	177,066
0.750%, 02/15/2045	635,246	661,439
1.000%, 02/15/2046	1,907,400	2,128,546
United States Treasury Notes/Bonds
0.750%, 10/31/2017	1,095,000	1,095,577
0.750%, 02/28/2018	170,000	169,977
1.125%, 12/31/2019	2,090,000	2,099,798
1.375%, 04/30/2020	3,455,000	3,496,163
1.375%, 01/31/2021	365,000	368,358
1.375%, 04/30/2021	3,010,000	3,036,515
2.125%, 12/31/2021	405,000	422,996
1.500%, 02/28/2023	3,625,000	3,647,373
6.250%, 08/15/2023	235,000	310,944
2.750%, 02/15/2024	3,775,000	4,120,869
2.375%, 08/15/2024	405,000	431,554
2.000%, 02/15/2025	1,710,000	1,773,757
2.125%, 05/15/2025	465,000	487,097
2.250%, 11/15/2025	978,900	1,036,028
1.625%, 02/15/2026	2,885,000	2,897,227
1.625%, 05/15/2026	832,700	835,985
5.500%, 08/15/2028	305,000	431,903
4.750%, 02/15/2037	240,000	354,370
3.875%, 08/15/2040	2,345,000	3,118,988
3.125%, 08/15/2044	1,450,000	1,727,595
3.000%, 11/15/2044	480,000	558,862
2.500%, 02/15/2045	18,000	19,014
2.875%, 08/15/2045	670,000	762,125
3.000%, 11/15/2045	1,280,000	1,491,950
2.500%, 02/15/2046	449,400	474,933

Total U.S. Government Notes/Bonds (Cost $46,603,289)		48,292,981

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2016 (Continued)

	Principal Amount	Value
U.S. Treasury Bills—10.19%
United States Treasury Bills
0.230%, 09/01/2016(e)	$10,000,000	$10,000,000
0.217%, 09/15/2016(e)	1,000,000	999,926
0.174%, 09/22/2016(e)	14,000,000	13,998,376
0.421%, 01/19/2017(e)	3,000,000	2,995,746

Total U.S. Treasury Bills (Cost $27,993,576)		27,994,048

	Shares
Exchange-Traded Funds—16.23%
iShares 7-10 Year Treasury Bond ETF	96,800	10,819,336
iShares Core U.S. Aggregate Bond ETF	111,000	12,495,270
iShares iBoxx $ Investment Grade Corporate Bond ETF	66,300	8,213,907
iShares Intermediate Credit Bond ETF	73,000	8,138,040
SPDR Barclays High Yield Bond ETF	75,100	2,744,154
WisdomTree Emerging Markets Local Debt Fund	57,900	2,170,961

Total Exchange-Traded Funds (Cost $43,083,916)		44,581,668

Short-Term Investments—9.10%
Fidelity Institutional Government Portfolio, Class I, 0.260%(f)	25,002,829	25,002,829

Total Short-Term Investments (Cost $25,002,829)		25,002,829

Total Investments (Cost $286,511,730)—106.76%		293,252,381
Liabilities in Excess of Other Assets—(6.76)%		(18,566,432)

Total Net Assets—100.00%		$274,685,949

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2016.
(b)	Securities defined as Rule 144(a) under the Securities Act of 1933. Such securities are deemed to be liquid.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d)	Principal amount in Mexican pesos.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(f)	The rate shown represents the 7-day yield at August 31, 2016.

Abbreviations
#TBA	Pool number to be announced

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Forward Foreign Currency Contracts

August 31, 2016

Sale Contract:

Counterparty of Contract	Notional Amount	Forward Expiration Date	Currency to be Received	U.S. $ Value at August 31, 2016	Currency to be Delivered	U.S. $ Value on Origination Date	Unrealized Appreciation/ (Depreciation)
State Street	(8,400,000)	10/14/2016	USD	$(444,740)	MXN	$(455,262)	$10,522

Abbreviations:
MXN	MexicanPeso

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2016

Description	Number of Contracts Purchased/(Sold)	Settlement Month	Notional Value	Unrealized Appreciation/ (Depreciation)
Euro-Bund	(46)	Sep. 2016	$(8,588,377)	$(128,107)
2 Year U.S. Treasury Note	(24)	Dec. 2016	(5,239,500)	3,697
CME Ultra Long Term U.S. Treasury Bond	(8)	Dec. 2016	(1,499,750)	(1,015)

Total Futures Contracts Sold			$(15,327,627)	$(125,425)

10 Year U.S. Treasury Note	59	Dec. 2016	$7,724,391	$(16,083)
5 Year U.S. Treasury Note	16	Dec. 2016	1,940,000	(3,048)
U.S. Treasury Long Bond	18	Dec. 2016	3,066,750	1,091

Total Futures Contracts Purchased			$12,731,141	$(18,040)

Total Net Futures Contracts			$(2,596,486)	$(143,465)

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016

	Shares	Value
COMMON STOCKS—85.66%
Accommodation—0.45%
Marriott International, Inc.	20,230	$1,443,006
Wyndham Worldwide Corp.	10,880	770,195

		2,213,201

Administration of Human Resource Programs—0.15%
WageWorks, Inc.(a)	11,547	713,489

Administrative and Support Services—2.66%
ABM Industries, Inc.	18,290	702,885
Equifax, Inc.	857	113,038
Experian PLC—ADR	93,846	1,875,043
Gartner, Inc.(a)	1,386	126,126
Kforce, Inc.	39,780	769,743
ManpowerGroup, Inc.	771	55,096
MasterCard, Inc.	22,540	2,178,040
Moody’s Corp.	12,505	1,359,168
On Assignment, Inc.(a)	21,455	809,068
Paychex, Inc.	4,749	288,122
Priceline Group, Inc.(a)	350	495,856
Robert Half International, Inc.	11,208	429,603
Team Health Holdings, Inc.(a)	17,430	580,419
Visa, Inc.	29,280	2,368,752
WNS Holdings Ltd.—ADR(a)	28,775	843,971

		12,994,930

Air Transportation—0.99%
Alaska Air Group, Inc.	751	50,715
American Airlines Group, Inc.	1,556	56,483
Delta Air Lines, Inc.	53,191	1,954,768
JetBlue Airways Corp.(a)	47,009	749,794
Southwest Airlines Co.	43,652	1,609,886
United Continental Holdings, Inc.(a)	8,418	424,351

		4,845,997

Ambulatory Health Care Services—0.45%
Air Methods Corp.(a)	21,790	766,572
DaVita HealthCare Partners, Inc.(a)	2,059	133,073
HealthSouth Corp.	14,965	609,225
Laboratory Corp. of America Holdings(a)	4,243	580,994
Quest Diagnostics, Inc.	1,470	121,745

		2,211,609

Amusement, Gambling, and Recreation Industries—0.09%
Global Payments, Inc.	1,368	103,900
Six Flags Entertainment Corp.	6,557	319,784

		423,684

Apparel Manufacturing—0.17%
Carter’s, Inc.	602	57,365
Cintas Corp.	869	102,116
G-III Apparel Group Ltd.(a)	18,945	598,094
PVH Corp.	615	66,272

		823,847

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Beverage and Tobacco Product Manufacturing—2.16%
Altria Group, Inc.	8,000	$528,720
British American Tobacco PLC—ADR	20,973	2,604,637
Coca-Cola European Partners PLC(b)	11,908	457,863
Dr. Pepper Snapple Group, Inc.	2,054	192,460
Japan Tobacco, Inc.—ADR	130,890	2,523,559
LVMH Moet Hennessy Louis Vuitton SE—ADR	48,660	1,646,168
PepsiCo, Inc.	23,210	2,477,667
Reynolds American, Inc.	2,801	138,846

		10,569,920

Broadcasting (except Internet)—1.03%
CBS Corp.	23,341	1,191,091
Comcast Corp.	18,433	1,202,938
Scripps Networks Interactive, Inc.	1,274	80,733
Sirius XM Holdings, Inc.(a)	144,890	599,845
Viacom, Inc.	1,447	58,372
Walt Disney Co.	20,350	1,922,261

		5,055,240

Building Material and Garden Equipment and Supplies Dealers—0.72%
Fastenal Co.	1,343	57,897
Home Depot, Inc.	13,900	1,864,268
Lowe’s Companies, Inc.	21,000	1,607,760

		3,529,925

Chemical Manufacturing—8.57%
Acorda Therapeutics, Inc.(a)	21,355	514,228
Astellas Pharma, Inc.—ADR	188,015	2,870,049
Balchem Corp.	6,755	473,053
Bayer AG—ADR	17,639	1,886,138
Catalent, Inc.(a)	31,470	793,988
Chemtura Corp.(a)	18,775	563,062
China Biologic Products, Inc.(a)	7,431	817,707
Church & Dwight Co., Inc.	2,423	240,895
Clorox Co.	1,384	181,359
CSL Ltd.—ADR	24,596	997,737
Dow Chemical Co.	42,869	2,299,494
Dr. Reddy’s Laboratories Ltd.—ADR	24,975	1,136,612
Eastman Chemical Co.	988	67,075
Gilead Sciences, Inc.	39,597	3,103,613
Grifols SA—ADR	62,044	987,120
Huntsman Corp.	20,122	347,909
Intercept Pharmaceuticals, Inc.(a)	160	23,730
International Flavors & Fragrances, Inc.	337	46,701
Johnson & Johnson	49,313	5,885,012
Ligand Pharmaceuticals, Inc.(a)	6,880	710,773
LyondellBasell Industries NV(b)	19,024	1,500,803
Medicines Co.(a)	19,515	764,403
Merck & Co., Inc.	59,239	3,719,617
Methanex Corp.(b)	15,061	436,769
Mosaic Co.	2,188	65,793
Mylan NV(a)(b)	11,200	474,432
Pfizer, Inc.	56,551	1,967,975
Platform Specialty Products Corp.(a)	4,355	39,413

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
PPG Industries, Inc.	11,893	$1,259,231
Prestige Brands Holdings, Inc.(a)	10,846	522,018
Quaker Chemical Corp.	8,470	847,000
Quidel Corp.(a)	31,505	685,864
Roche Holding AG—ADR	67,390	2,058,765
RPM International, Inc.	1,512	82,449
Sanofi—ADR	21,613	831,452
Spectrum Pharmaceuticals, Inc.(a)	60,670	322,158
TESARO, Inc.(a)	9,775	827,845
United Therapeutics Corp.(a)	2,650	324,042
Valspar Corp.	288	30,358
Vanda Pharmaceuticals, Inc.(a)	40,450	622,121
West Pharmaceutical Services, Inc.	7,110	581,811

		41,910,574

Clothing and Clothing Accessories Stores—0.43%
Dillard’s, Inc.	752	45,300
Express, Inc.(a)	40,785	482,487
Foot Locker, Inc.	12,810	840,848
Kate Spade & Co.(a)	1,405	26,217
Nordstrom, Inc.	12,601	635,847
Ross Stores, Inc.	781	48,609

		2,079,308

Computer and Electronic Product Manufacturing—6.81%
Activision Blizzard, Inc.	32,100	1,327,977
Agilent Technologies, Inc.	18,100	850,338
Amphenol Corp.	3,159	196,837
Apple, Inc.	58,205	6,175,550
Applied Materials, Inc.	25,742	768,141
Applied Micro Circuits Corp.(a)	76,601	534,675
Brocade Communications Systems, Inc.	27,484	246,806
Cepheid, Inc.(a)	23,225	797,082
First Solar, Inc.(a)	1,698	64,218
Flextronics International Ltd.(a)(b)	81,027	1,072,798
Guidewire Software, Inc.(a)	11,115	683,906
Harman International Industries, Inc.	760	64,364
Harris Corp.	11,550	1,073,919
Hologic, Inc.(a)	28,400	1,091,128
Hoya Corp.—ADR	40,366	1,566,604
HP, Inc.	7,860	112,948
LG Display Co.—ADR	60,757	811,714
MACOM Technology Solutions Holdings, Inc.(a)	9,830	404,996
MaxLinear, Inc.(a)	31,290	599,829
Mettler-Toledo International, Inc.(a)	3,320	1,338,192
Micron Technology, Inc.(a)	6,878	113,418
Microsemi Corp.(a)	17,040	680,918
Motorola Solutions, Inc.	16,997	1,308,599
NCR Corp.(a)	28,150	952,878
NetApp, Inc.	4,401	152,231
NETGEAR, Inc.(a)	10,830	617,310
NVIDIA Corp.	1,907	116,975
ON Semiconductor Corp.(a)	8,063	87,080
PerkinElmer, Inc.	2,526	134,510
Plantronics, Inc.	10,745	544,234

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Qorvo, Inc.(a)	775	$44,508
Raytheon Co.	13,181	1,847,053
Semtech Corp.(a)	30,865	821,009
Silicon Laboratories, Inc.(a)	12,995	744,614
Skyworks Solutions, Inc.	1,181	88,410
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	81,392	2,339,206
TDK Corp.—ADR	14,218	1,020,852
Teradyne, Inc.	5,325	112,145
Texas Instruments, Inc.	20,313	1,412,567
Thermo Fisher Scientific, Inc.	1,443	219,610
Varian Medical Systems, Inc.(a)	1,143	109,877
Western Digital Corp.	1,953	91,147

		33,341,173

Construction of Buildings—1.13%
CK Hutchison Holdings Ltd.—ADR	180,198	2,300,227
DR Horton, Inc.	19,620	629,017
Lennar Corp.	1,490	70,477
NVR, Inc.(a)	39	65,785
PulteGroup, Inc.	53,370	1,140,517
Sekisui House Ltd.—ADR	82,580	1,322,932

		5,528,955

Couriers and Messengers—0.13%
United Parcel Service, Inc.	5,801	633,585

Credit Intermediation and Related Activities—6.30%
Ally Financial, Inc.	43,916	880,077
Ameriprise Financial, Inc.	1,059	107,044
Banco Latinoamericano de Comercio Exterior SA—Class E(b)	31,639	914,051
Bank of America Corp.	159,752	2,578,397
BB&T Corp.	16,774	645,799
Capital One Financial Corp.	8,182	585,831
Citigroup, Inc.	31,391	1,498,606
Credicorp Ltd.(b)	4,816	754,571
Danske Bank A/S—ADR	81,154	1,188,906
Discover Financial Services	34,560	2,073,600
Fifth Third Bancorp	29,333	591,353
Flushing Financial Corp.	27,160	629,840
Great Western Bancorp, Inc.	22,750	778,960
Grupo Financiero Banorte SAB de CV—ADR	54,100	1,449,880
Hope Bancorp, Inc.	43,549	749,043
Houlihan Lokey, Inc.	17,170	425,129
Huntington Bancshares, Inc.	46	456
ICICI Bank Ltd.—ADR	180,593	1,385,148
Independent Bank Corp.	10,475	554,966
JPMorgan Chase & Co.	76,220	5,144,850
Old National Bancorp	55,225	781,986
Prosperity Bancshares, Inc.	16,180	897,505
Retrophin, Inc.(a)	34,295	549,406
Royal Bank of Canada(b)	26,610	1,653,013
Sterling Bancorp	46,535	830,650
SVB Financial Group(a)	406	45,090
Umpqua Holdings Corp.	44,260	726,749
Webster Financial Corp.	24,175	933,880

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Western Alliance Bancorp(a)	21,355	$816,188
Western Union Co.	6,934	149,220
WSFS Financial Corp.	12,970	504,533

		30,824,727

Data Processing, Hosting and Related Services—1.98%
Capgemini SA—ADR	46,854	2,282,492
Citrix Systems, Inc.(a)	20,525	1,789,780
ExlService Holdings, Inc.(a)	17,885	915,354
Fidelity National Information Services Inc.	1,575	124,945
Fiserv, Inc.(a)	20,216	2,083,259
Hewlett Packard Enterprise Co.	54,457	1,169,736
InterXion Holding NV(a)(b)	15,890	592,697
Rackspace Hosting, Inc.(a)	2,779	87,400
Red Hat, Inc.(a)	7,550	550,999
Total System Services, Inc.	2,219	109,286

		9,705,948

Electrical Equipment, Appliance, and Component Manufacturing—0.19%
AO Smith Corp.	709	68,404
Eaton Corp PLC(b)	1,491	99,211
Koninklijke Philips NV(b)	15,901	460,175
Spectrum Brands Holdings, Inc.	1,770	237,534
Whirlpool Corp.	308	55,021

		920,345

Electronics and Appliance Stores—0.09%
Best Buy Co., Inc.	11,976	460,836

Fabricated Metal Product Manufacturing—0.44%
Barnes Group, Inc.	24,445	1,010,556
BWX Technologies, Inc.	24,250	941,143
Snap-on, Inc.	572	87,682
Stanley Black & Decker, Inc.	1,012	125,235

		2,164,616

Food and Beverage Stores—1.00%
Casey’s General Stores, Inc.	5,075	666,398
GrubHub, Inc.(a)	13,275	538,567
Koninklijke Ahold Delhaize NV—ADR	129,036	3,077,509
Sprouts Farmers Market, Inc.(a)	21,608	486,828
Whole Foods Market, Inc.	3,402	103,353

		4,872,655

Food Manufacturing—1.98%
Archer-Daniels-Midland Co.	4,044	176,965
ConAgra Foods, Inc.	18,550	864,616
Hormel Foods Corp.	4,540	173,700
Ingredion, Inc.	1,577	215,986
J&J Snack Foods Corp.	7,550	921,100
JM Smucker Co.	8,386	1,189,051
McCormick & Co, Inc.	2,143	218,500
Mondelez International, Inc.	29,013	1,306,165
Tyson Foods, Inc.	21,533	1,627,249
Unilever NV(b)	64,823	2,988,989

		9,682,321

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Food Services and Drinking Places—1.43%
Brinker International, Inc.	8,302	$445,900
Cheesecake Factory, Inc.	9,835	505,617
Chuy’s Holdings, Inc.(a)	6,545	198,183
Darden Restaurants, Inc.	24,397	1,503,831
Del Frisco’s Restaurant Group, Inc.(a)	35,625	536,156
Fiesta Restaurant Group, Inc.(a)	19,930	503,432
Jack in the Box, Inc.	9,380	932,935
Popeyes Louisiana Kitchen, Inc.(a)	13,408	731,139
Sodexo SA—ADR	71,500	1,655,940

		7,013,133

Furniture and Home Furnishings Stores—0.14%
Bed Bath & Beyond, Inc.	2,003	92,879
Williams-Sonoma, Inc.	11,281	593,832

		686,711

Furniture and Related Product Manufacturing—0.03%
Fortune Brands Home & Security, Inc.	1,055	67,056
Leggett & Platt, Inc.	1,701	89,268

		156,324

General Merchandise Stores—0.71%
Dollar General Corp.	561	41,183
Kohl’s Corp.	1,293	57,384
Macy’s, Inc.	1,401	50,688
Target Corp.	24,433	1,714,952
Tractor Supply Co.	646	54,232
Wal-Mart Stores, Inc.	21,579	1,541,604

		3,460,043

Health and Personal Care Stores—1.83%
CVS Health Corp.	20,449	1,909,937
Express Scripts Holding Co.(a)	38,886	2,827,012
McKesson Corp.	10,063	1,857,831
Ulta Salon Cosmetics & Fragrance, Inc.(a)	189	46,723
Walgreens Boots Alliance, Inc.	28,592	2,307,660

		8,949,163

Heavy and Civil Engineering Construction—0.33%
Granite Construction, Inc.	21,235	1,019,280
MYR Group, Inc.(a)	19,925	577,825

		1,597,105

Hospitals—0.23%
Envision Healthcare Holdings, Inc.(a)	1,537	32,984
HCA Holdings, Inc.(a)	6,467	488,582
Universal Health Services, Inc.	4,950	596,624

		1,118,190

Insurance Carriers and Related Activities—4.90%
Aetna, Inc.	955	111,850
Aflac, Inc.	1,482	109,935
AIA Group Ltd.—ADR	47,017	1,183,888
Allstate Corp.	14,029	967,440
Anthem, Inc.	7,244	906,080
Aon PLC(b)	7,390	822,877

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Arthur J. Gallagher & Co.	2,189	$108,158
Berkshire Hathaway, Inc.(a)	21,911	3,297,385
Chubb Ltd.(b)	12,096	1,535,345
Cigna Corp.	8,097	1,038,521
Cincinnati Financial Corp.	813	62,690
Essent Group Ltd.(a)(b)	19,875	528,278
Everest Re Group Ltd.(b)	213	41,190
Hartford Financial Services Group, Inc.	1,616	66,369
Infinity Property & Casualty Corp.	6,905	581,815
ING Groep NV—ADR	86,397	1,084,282
Lincoln National Corp.	1,486	71,373
Markel Corp.(a)	73	67,971
Marsh & McLennan Companies, Inc.	2,146	145,134
MetLife, Inc.	16,532	717,489
Muenchener Rueckversicherungs-Gesellschaft AG—ADR	132,678	2,388,866
Old Republic International Corp.	3,838	73,805
Ping An Insurance Group Co. of China Ltd.—ADR	118,216	1,224,718
Primerica, Inc.	15,400	876,722
Principal Financial Group, Inc.	2,220	108,935
Progressive Corp.	2,573	83,777
RenaissanceRe Holdings Ltd.(b)	126	15,082
Selective Insurance Group, Inc.	20,455	816,155
Tokio Marine Holdings, Inc.—ADR	33,053	1,299,479
Torchmark Corp.	1,607	103,941
Travelers Cos., Inc.	4,436	526,598
United Fire Group, Inc.	12,915	558,057
UnitedHealth Group, Inc.	13,215	1,797,901
Unum Group	2,183	77,737
WellCare Health Plans, Inc.(a)	5,120	577,024

		23,976,867

Leather and Allied Product Manufacturing—0.18%
Steven Madden Ltd.(a)	25,122	881,531

Machinery Manufacturing—2.07%
AAON, Inc.	39,893	1,128,972
Brooks Automation, Inc.	22,680	285,995
Brunswick Corp.	21,785	1,001,892
Columbus McKinnon Corp.	27,133	476,455
Cummins, Inc.	650	81,647
Dril-Quip, Inc.(a)	957	53,180
ESCO Technologies, Inc.	21,560	972,787
Esterline Technologies Corp.(a)	4,295	330,500
FMC Technologies, Inc.(a)	14,363	405,037
IDEX Corp.	1,795	167,725
Ingersoll-Rand PLC(b)	1,536	104,433
Kadant, Inc.	16,595	890,156
Lam Research Corp.	1,474	137,554
National Oilwell Varco, Inc.	1,674	56,146
Techtronic Industries Co. Ltd.—ADR	132,200	2,654,576
United Technologies Corp.	11,734	1,248,850
Xylem, Inc.	2,186	111,180

		10,107,085

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Management of Companies and Enterprises—0.78%
AES Corp.	85,480	$1,031,744
American Equity Invesment Life Holding Co.	35,545	626,303
Bryn Mawr Bank Corp.	8,290	266,689
Cardinal Financial Corp.	24,305	652,589
City Holding Co.	17,118	866,000
CoBiz Financial, Inc.	29,315	384,906

		3,828,231

Merchant Wholesalers, Durable Goods—2.05%
Anixter International, Inc.(a)	8,850	565,869
Applied Industrial Technologies, Inc.	16,993	807,507
Arrow Electronics, Inc.(a)	2,147	141,337
Avnet, Inc.	3,578	149,131
Cie Generale des Etablissements Michelin—ADR	57,985	1,228,412
Continental Building Products, Inc.(a)	40,715	904,280
Essendant, Inc.	22,810	441,830
Fitbit, Inc.(a)	3,344	51,765
HD Supply Holdings, Inc.(a)	17,850	644,564
Henry Schein, Inc.(a)	762	124,808
LKQ Corp.(a)	1,743	62,905
O’Reilly Automotive, Inc.(a)	6,991	1,957,130
Patterson Companies, Inc.	1,307	60,122
Safran SA—ADR	69,588	1,212,919
TE Connectivity Ltd.(b)	16,487	1,048,079
WestRock Co.	12,838	614,940

		10,015,598

Merchant Wholesalers, Nondurable Goods—0.17%
Acuity Brands, Inc.	252	69,330
AmerisourceBergen Corp.	4,800	417,456
Herbalife Ltd.(a)(b)	901	54,736
Reliance Steel & Aluminum Co.	710	51,177
Sysco Corp.	4,442	230,362

		823,061

Mining (except Oil and Gas)—0.44%
Barrick Gold Corp.(b)	25,676	436,749
BHP Billiton Ltd.—ADR	51,716	1,551,479
Martin Marietta Materials, Inc.	216	39,534
Newmont Mining Corp.	1,353	51,739
Vulcan Materials Co.	496	56,480

		2,135,981

Miscellaneous Manufacturing—1.83%
Baxter International, Inc.	19,411	907,076
Boston Scientific Corp.(a)	3,724	88,706
CONMED Corp.	19,190	782,952
CR Bard, Inc.	415	91,649
CryoLife, Inc.	37,617	599,991
DENTSPLY SIRONA, Inc.	1,428	87,765
Edwards Lifesciences Corp.(a)	7,727	889,841
Estee Lauder Cos., Inc.	12,250	1,093,068
Hasbro, Inc.	626	51,169
Intuitive Surgical, Inc.(a)	890	610,914

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Merit Medical Systems, Inc.(a)	32,290	$782,710
Smith & Nephew PLC—ADR	65,600	2,151,680
Teleflex, Inc.	644	117,910
Wright Medical Group NV(a)(b)	22,315	552,519
Zimmer Biomet Holdings, Inc.	1,068	138,423

		8,946,373

Motion Picture and Sound Recording Industries—0.50%
inContact, Inc.(a)	24,035	333,846
Time Warner, Inc.	27,206	2,133,222

		2,467,068

Motor Vehicle and Parts Dealers—0.12%
AutoNation, Inc.(a)	1,315	62,265
Malibu Boats, Inc.(a)	37,170	508,857

		571,122

Nonmetallic Mineral Product Manufacturing—0.46%
CRH PLC—ADR	66,093	2,233,943

Nonstore Retailers—1.17%
Alibaba Group Holding Ltd.—ADR(a)	14,052	1,365,714
Amazon.com, Inc.(a)	3,850	2,961,267
eBay, Inc.(a)	42,746	1,374,711
GNC Holdings, Inc.	1,343	28,243

		5,729,935

Oil and Gas Extraction—2.56%
Canadian Natural Resources Ltd.(b)	30,264	939,697
Carrizo Oil & Gas, Inc.(a)	23,870	913,982
Cimarex Energy Co.	508	67,147
Diamondback Energy, Inc.(a)	12,504	1,191,006
EOG Resources, Inc.	15,245	1,349,030
Gulfport Energy Corp.(a)	6,035	172,601
Helmerich & Payne, Inc.	1,053	63,664
Hess Corp.	1,667	90,518
Minerals Technologies, Inc.	15,455	1,090,659
Newfield Exploration Co.(a)	9,455	409,969
Occidental Petroleum Corp.	27,264	2,095,239
Parsley Energy, Inc.(a)	7,750	262,338
PDC Energy, Inc.(a)	9,345	620,508
Phillips 66	18,423	1,445,285
RSP Permian, Inc.(a)	17,020	664,631
TOTAL SA—ADR	23,141	1,104,983
Whiting Petroleum Corp.(a)	3,868	28,198

		12,509,455

Other Information Services—2.91%
Alphabet, Inc.—Class A(a)	6,110	4,825,983
Alphabet, Inc.—Class C(a)	4,131	3,168,684
Facebook, Inc.(a)	21,940	2,767,073
Liberty Global PLC(a)(b)	25,461	784,963
Liberty Global PLC—LiLAC(a)(b)	13,816	394,585
NetEase, Inc.—ADR	5,717	1,211,832
VeriSign, Inc.(a)	14,658	1,091,288

		14,244,408

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Paper Manufacturing—0.45%
Bemis Co., Inc.	336	$17,674
Boise Cascade Co.(a)	21,465	563,242
Graphic Packaging Holding Co.	2,901	41,600
Neenah Paper, Inc.	12,970	1,043,178
Packaging Corp. of America	605	47,571
Sealed Air Corp.	10,358	488,172

		2,201,437

Personal and Laundry Services—0.16%
Shutterfly, Inc.(a)	15,735	790,212

Petroleum and Coal Products Manufacturing—2.04%
BP PLC—ADR	50,157	1,698,316
Chevron Corp.	21,163	2,128,574
Exxon Mobil Corp.	6,618	576,693
HollyFrontier Corp.	1,602	41,460
Marathon Oil Corp.	41,580	624,532
Marathon Petroleum Corp.	11,762	500,003
Owens Corning	1,254	68,870
PBF Energy, Inc.	1,407	30,813
Royal Dutch Shell PLC—ADR	69,470	3,397,082
Tesoro Corp.	5,333	402,215
Valero Energy Corp.	9,627	532,854

		10,001,412

Pipeline Transportation—0.09%
South Jersey Indsustries, Inc.	15,020	445,794

Plastics and Rubber Products Manufacturing—0.46%
Carlisle Cos, Inc.	870	91,228
Continental AG—ADR	25,448	1,067,417
Illinois Tool Works, Inc.	9,250	1,099,363

		2,258,008

Primary Metal Manufacturing—0.61%
Kaiser Aluminum Corp.	9,075	773,462
Nucor Corp.	12,364	599,778
Steel Dynamics, Inc.	31,002	763,269
Worthington Industries, Inc.	19,880	852,852

		2,989,361

Printing and Related Support Activities—0.01%
Avery Dennison Corp.	672	52,040

Professional, Scientific, and Technical Services—4.97%
Accenture PLC(b)	2,491	286,465
Amdocs Ltd.(b)	2,686	161,482
Amgen, Inc.	18,839	3,203,760
Baidu, Inc.—ADR(a)	5,120	875,878
Biogen, Inc.(a)	1,540	470,670
Broadridge Financial Solutions, Inc.	2,945	204,089
Cadence Design System, Inc.(a)	4,994	127,047
Callidus Software, Inc.(a)	34,255	661,807
CDW Corp.	3,195	142,657
Charles River Labratories International, Inc.(a)	7,693	640,135
Cognizant Technology Solutions Corp.—Class A(a)	2,088	119,935

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Computer Sciences Corp.	23,242	$1,093,303
Convergys Corp.	25,295	754,550
FactSet Research Systems, Inc.	519	92,398
ICON PLC(a)(b)	10,490	805,527
Infosys Ltd.—ADR	114,100	1,809,625
International Business Machines Corp.	4,535	720,521
Interpublic Group of Cos., Inc.	13,378	309,567
Intrexon Corp.(a)	1,003	25,316
Jack Henry & Associates, Inc.	2,637	230,131
Jacobs Engineering Group, Inc.(a)	9,430	496,867
Leidos Holdings, Inc.	21,406	867,157
National CineMedia, Inc.	37,180	555,841
Nielsen Holdings PLC(b)	1,314	70,010
Omnicom Group, Inc.	3,055	263,127
Pandora A/S—ADR	127,057	3,942,579
Proofpoint, Inc.(a)	13,105	1,008,430
Quintiles Transnational Holdings, Inc.(a)	11,166	863,132
Salesforce.com, Inc.(a)	4,200	333,564
Synaptics, Inc.(a)	13,890	791,313
TeleTech Holdings, Inc.	18,485	524,049
Tetra Tech, Inc.	23,030	812,959
The KEYW Holding Corp.(a)	38,320	382,050
Waters Corp.(a)	4,390	690,591

		24,336,532

Publishing Industries (except Internet)—2.25%
CA, Inc.	5,070	171,924
Electronic Arts, Inc.(a)	15,200	1,234,696
Microsoft Corp.	76,584	4,400,517
News Corp.	7,955	111,847
Nuance Communications, Inc.(a)	28,100	409,698
Oracle Corp.	34,118	1,406,344
RELX NV—ADR	126,029	2,237,015
Symantec Corp.	6,734	162,491
Synopsys, Inc.(a)	3,237	191,922
TEGNA, Inc.	3,180	64,427
Tyler Technologies, Inc.(a)	2,455	402,497
Ultimate Software Group, Inc.(a)	633	132,259
Veeva Systems, Inc.(a)	1,577	64,531

		10,990,168

Rail Transportation—0.35%
Canadian National Railway Co.(b)	9,395	604,192
East Japan Railway Co.—ADR	70,108	1,000,441
Norfolk Southern Corp.	942	88,454

		1,693,087

Real Estate—0.02%
Avis Budget Group, Inc.(a)	984	35,552
CBRE Group, Inc.(a)	2,699	80,673

		116,225

Rental and Leasing Services—0.04%
Hertz Global Holdings, Inc.(a)	813	40,048
Ryder System, Inc.	1,155	75,676

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
United Rentals, Inc.(a)	803	$66,095

		181,819

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.98%
Affiliated Managers Group, Inc.(a)	9,568	1,359,134
Allegion PLC(b)	1,371	97,643
Aramark	2,208	83,749
Evercore Partners, Inc.	10,950	561,078
Franklin Resources, Inc.	3,516	128,334
Heineken NV—ADR	25,230	1,125,763
Herc Holdings, Inc.(a)	271	9,163
Invesco Ltd.(b)	3,812	118,896
Lazard Ltd.(b)	1,553	57,508
Legg Mason, Inc.	2,296	79,419
MSCI, Inc.	1,145	103,187
NASDAQ, Inc.	567	40,376
Navient Corp.	35,470	510,059
Nomura Holdings, Inc.—ADR	296,098	1,385,739
Q2 Holdings, Inc.(a)	9,650	273,288
Rakuten, Inc.—ADR	115,393	1,467,798
Raymond James Financial, Inc.	1,254	72,945
S&P Global, Inc.	896	110,692
SEI Investments Co.	1,575	72,608
Stifel Financial Corp.(a)	16,480	648,488
T. Rowe Price Group, Inc.	11,000	764,940
Vantiv, Inc.(a)	11,612	624,029

		9,694,836

Support Activities for Mining—0.04%
Diamond Offshore Drilling, Inc.	2,258	41,705
Noble Corp. PLC(b)	6,383	36,766
Oceaneering International, Inc.	1,915	50,786
Rowan Cos. PLC(b)	3,765	46,912

		176,169

Support Activities for Transportation—0.18%
CH Robinson Worldwide, Inc.	668	46,373
Expeditors International of Washington, Inc.	879	44,521
XPO Logistics, Inc.(a)	22,345	799,951

		890,845

Telecommunications—2.82%
AT&T, Inc.	12,529	512,186
ATN International, Inc.	9,125	596,228
CenturyLink, Inc.	34,943	971,415
Deutsche Telekom AG—ADR	57,777	965,454
j2 Global, Inc.	13,990	953,698
Level 3 Communications, Inc.(a)	2,267	112,511
Nippon Telegraph & Telephone Corp.—ADR	60,624	2,672,306
SK Telecom Co. Ltd.—ADR	36,072	782,762
SoftBank Group Corp.—ADR	45,650	1,488,418
Tencent Holdings Ltd.—ADR	52,241	1,352,519
Verizon Communications, Inc.	64,908	3,396,636

		13,804,133

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Textile Product Mills—0.02%
Mohawk Industries, Inc.(a)	470	$100,007

Transportation Equipment Manufacturing—4.20%
Airbus Group SE—ADR	135,103	1,961,019
Astra International, Tbk PT—ADR	70,984	854,647
Boeing Co.	12,600	1,631,070
BorgWarner, Inc.	1,807	62,143
Elbit Systems Ltd.(b)	7,754	752,991
Federal Signal Corp.	34,330	450,066
Ford Motor Co.	11,881	149,701
General Dynamics Corp.	11,780	1,793,152
General Motors Co.	4,394	140,256
Gentex Corp.	4,825	85,837
Honda Motor Co. Ltd.—ADR	43,185	1,330,530
Honeywell International, Inc.	5,765	672,833
Huntington Ingalls Industries, Inc.	373	61,608
KLX, Inc.(a)	18,015	672,680
KOC Holding AS—ADR	37,591	813,845
Lear Corp.	11,400	1,325,705
Lennox International, Inc.	6,400	1,030,848
Lockheed Martin Corp.	2,547	618,845
Nissan Motor Co., Ltd.—ADR	78,808	1,544,637
Spirit AeroSystems Holdings, Inc.(a)	12,481	571,879
Tata Motor Ltd.—ADR	40,803	1,663,539
Tenneco, Inc.(a)	18,100	1,010,523
Textron, Inc.	16,826	687,342
Thor Industries, Inc.	1,053	85,451
TransDigm Group, Inc.(a)	284	80,994
Visteon Corp.	7,305	516,464

		20,568,605

Truck Transportation—0.13%
JB Hunt Transport Services, Inc.	857	68,037
Old Dominion Freight Lines, Inc.(a)	969	68,925
Swift Transportation Co.(a)	27,040	503,215

		640,177

Utilities—1.36%
Ameren Corp.	1,494	73,833
American Electric Power Co., Inc.	1,440	92,981
American Water Works Co. Inc.	1,044	77,246
Atmos Energy Corp.	965	71,121
CMS Energy Corp.	1,361	57,121
Consolidated Edison, Inc.	1,090	82,023
Energen Corp.	7,935	456,263
EQT Corp.	8,248	589,732
Eversource Energy	1,297	69,999
FirstEnergy Corp.	18,750	613,688
Korea Electric Power Corp.—ADR	67,530	1,746,325
NiSource, Inc.	19,200	459,648
NorthWestern Corp.	15,735	909,798
NRG Energy, Inc.	3,246	39,309
ONEOK, Inc.	1,514	70,991
Pinnacle West Capital Corp.	950	71,288

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
Public Service Enterprise Group, Inc.	1,525	$65,209
SCANA Corp.	793	56,025
Spectra Energy Corp.	3,450	122,889
Spire, Inc.	11,165	722,375
UGI Corp.	2,571	116,929
Xcel Energy, Inc.	1,852	76,599

		6,641,392

Waste Management and Remediation Services—0.15%
Republic Sevices, Inc.	1,475	74,517
US Ecology, Inc.	12,455	558,731
Waste Management, Inc.	1,385	88,557

		721,805

Water Transportation—0.54%
Carnival Corp.(b)	17,152	819,866
Carnival PLC—ADR	37,969	1,841,117

		2,660,983

Wholesale Electronic Markets and Agents and Brokers—0.02%
Genuine Parts Co.	1,056	108,578

Wood Product Manufacturing—0.01%
Masco Corp.	1,571	55,739

Total Common Stocks (Cost $373,638,955)		419,077,576

Preferred Stocks—0.53%
Chemical Manufacturing—0.32%
Henkel AG & Co. KGaA—ADR	11,800	1,551,818

Credit Intermediation and Related Activities—0.21%
Itau Unibanco Holding SA—ADR	94,517	1,047,248

Total Preferred Stocks (Cost $2,195,109)		2,599,066

Exchange-Traded Funds—10.09%
Guggenheim Frontier Markets ETF	84,800	968,416
iShares China Large-Cap ETF	20,300	752,115
iShares Global Energy ETF	60,000	1,914,600
iShares MSCI EAFE ETF	282,200	16,466,370
iShares MSCI Italy Capped ETF	21,600	243,864
iShares MSCI South Korea Capped ETF	26,500	1,493,805
iShares MSCI Spain Capped ETF	32,300	855,950
iShares Russell 1000 ETF	11,000	1,328,910
iShares Russell 1000 Value ETF	105,100	11,181,589
iShares Russell 2000 ETF	11,700	1,441,674
SPDR S&P Emerging Markets SmallCap ETF	75,400	3,182,634
Vanguard FTSE Emerging Markets ETF	38,600	1,441,710
Vanguard FTSE European ETF	32,400	1,574,964
Vanguard FTSE Pacific ETF	41,000	2,421,050
Vanguard Total Stock Market ETF	36,800	4,110,560

Total Exchange-Traded Funds (Cost $42,921,748)		49,378,211

Real Estate Investment Trusts—1.92%
Aimco	1,568	70,842
AvalonBay Communities, Inc.	488	85,405
Boston Properties, Inc.	694	97,250
Crown Castle International Corp.	988	93,633

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

	Shares	Value
DCT Industrial Trust, Inc.	13,327	$649,157
DDR Corp.	3,729	70,515
Digital Realty Trust, Inc.	641	63,517
Douglas Emmett, Inc.	2,170	81,505
Duke Realty Corp.	3,350	94,202
EastGroup Properties, Inc.	10,050	737,469
EPR Properties	5,380	421,362
Equinix, Inc.	180	66,357
Equity LifeStyle Properties, Inc.	804	62,334
Equity Residential	6,350	411,925
Essex Property Trust, Inc.	338	76,760
Extra Space Storage, Inc.	580	46,719
Federal Realty Investment Trust	481	76,479
First Industrial Realty Trust, Inc.	14,260	410,260
General Growth Properties, Inc.	1,705	49,684
Gramercy Property Trust	66,015	639,025
Host Hotels & Resorts, Inc.	4,240	75,557
Iron Mountain, Inc.	1,256	48,243
Kilroy Realty Corp.	1,264	91,804
Kimco Realty Corp.	2,214	66,531
Kite Realty Group Trust	31,448	908,218
Lamar Advertising Co.	1,684	104,964
LaSalle Hotel Properties	24,375	683,963
Liberty Property Trust	2,065	85,140
Life Storage, Inc.	3,140	282,600
Macerich Co.	568	46,514
Mack-Cali Realty Corp.	24,095	668,877
Mid-America Apartment Communities, Inc.	721	67,767
Pebblebrook Hotel Trust	20,715	622,279
Prologis, Inc.	1,689	89,703
Public Storage	417	93,383
Ramco-Gershenson Properties Trust	45,110	876,487
Realty Income Corp.	784	51,532
Regency Centers Corp.	855	68,862
UDR, Inc.	2,111	76,376
Ventas, Inc.	932	67,728

Total Real Estate Investment Trusts (Cost $8,012,737)		9,380,928

Short-Term Investments—2.18%
Fidelity Institutional Government Portfolio, Class I, 0.260%(c)	10,669,459	10,669,459

Total Short-Term Investments (Cost $10,669,459)		10,669,459

Total Investments (Cost $437,438,008)—100.38%		491,105,240
Liabilities in Excess of Other Assets—(0.38)%		(1,866,367)

Total Net Assets—100.00%		$489,238,873

Percentages are stated as a percent of net assets.
ADR	AmericanDepositary Receipt
(a)	Non-incomeproducing security.
(b)	Foreignissued security.
(c)	The rate shown represents the 7-day yield at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2016 (Continued)

Abbreviations
AG	Aktiengesellschaftis a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	Aktieselskapis the Danish term for a stock company, which signifies that shareholders have limited liability.
KGaA	Kommanditgesellschaftauf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	NaamlozeVennootschap is a Dutch term for publicly traded companies.
PLC	PublicLimited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	SocitAnonyme is a French term for a publicly traded company.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2016

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$293,252,381	$491,105,240
Foreign currencies(2)	19,032	—
Cash	—	41,306
Variation margin on futures contracts	15,874	—
Receivables:
Unrealized appreciation on forward foreign currency contracts	10,522	—
Investments sold	2,786,071	464,772
Dividends and interest receivable	1,129,459	806,883
Cash collateral held at broker for futures contracts	420,604	—
Fund shares sold	1,556,678	2,444,370
Other Assets	26,306	31,067

Total Assets	299,216,927	494,893,638

Liabilities
Payables:
Investments purchased	23,731,563	3,325,786
Fund shares redeemed	417,306	1,586,631
Affiliates	171,219	218,165
Adviser	89,759	350,353
Distributor	57,715	102,622
Accrued expenses and other liabilities	63,416	71,208

Total Liabilities	24,530,978	5,654,765

Net Assets	$274,685,949	$489,238,873

Net assets consist of:
Paid-in capital	$265,025,946	$447,558,931
Accumulated net investment income	3,196,956	2,450,266
Accumulated net realized loss	(144,094)	(14,437,556)
Net unrealized appreciation (depreciation) on:
Investments	6,740,651	53,667,232
Futures contracts	(143,465)	—
Forward foreign currency contracts	10,522	—
Foreign currency translations	(567)	—

Net assets	$274,685,949	$489,238,873

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	15,855,964	20,858,925
Net asset value and redemption price per share	$17.32	$23.45

(1) Cost of Investments	$286,511,730	$437,438,008
(2) Cost of Foreign Currencies	$19,512	$—

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2016

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$5,385,065	$17,604
Dividend	1,167,945	8,069,656 (1)

	6,553,010	8,087,260

Expenses:
Investment advisory fees	1,962,485	3,823,504
Distribution fees	599,045	1,006,185
Transfer agent fees and expenses	207,934	252,341
Fund accounting fees	196,333	169,300
Fund administration fees	165,087	261,504
Custody fees	71,449	123,676
Federal and state registration fees	52,084	70,006
Audit and tax fees	37,992	32,188
Reports to shareholders	29,811	49,592
Legal fees	17,738	27,834
Chief Compliance Officer fees	14,486	17,494
Trustees’ fees	5,284	5,846
Other expenses	10,722	15,002

Total expenses before waiver	3,370,450	5,854,472
Less waivers and reimbursements by Adviser (Note 4)	(917,343)	(219,834)

Net expenses	2,453,107	5,634,638

Net Investment Income	4,099,903	2,452,622

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	486,305	(8,310,530)
Forward foreign currency contracts	26,773	—
Futures contracts	420,092	—
Written options	26,346	—
Purchased options	(66,989)	—
Foreign currency translations	(17,682)	(332)

	874,845	(8,310,862)

Net change in unrealized appreciation (depreciation) on:
Investments	7,908,783	28,403,573
Futures contracts	(206,998)	—
Forward foreign currency contracts	10,522	—
Purchased Options	21,131	—
Foreign currency translation	8,031	—

	7,741,469	28,403,573

Net gain on investments, futures and foreign currency translation	8,616,314	20,092,711

Net Increase in Net Assets Resulting from Operations	$12,716,217	$22,545,333

(1)	Net of $384,769 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations:
Net investment income	$4,099,903	$3,197,124
Net realized gain on investments, futures, forwards, options and foreign currency	874,845	421,376
Net change in unrealized appreciation (depreciation)	7,741,469	(4,790,536)

Net increase (decrease) in net assets resulting from operations	12,716,217	(1,172,036)

Dividends and distributions to shareholders:
Net investment income	(3,261,090)	(2,450,754)
Net realized gains	(163,208)	(720,054)

Total dividends and distributions	(3,424,298)	(3,170,808)

Fund share transactions:
Shares sold	128,449,683	111,282,504
Shares issued to holders in reinvestment of dividends	3,028,850	2,777,831
Shares redeemed	(83,318,691)	(55,418,440)

Net increase	48,159,842	58,641,895

Net increase in net assets	57,451,761	54,299,051

Net Assets:
Beginning of year	217,234,188	162,935,137

End of Year*	274,685,949	217,234,188

* Including accumulated net investment income of:	$3,196,956	$2,023,883

Change in shares outstanding:
Shares sold	7,636,122	6,575,229
Shares issued to holders in reinvestment of dividends	184,705	165,544
Shares redeemed	(4,948,213)	(3,274,174)

Net increase	2,872,614	3,466,599

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations:
Net investment income	$2,452,622	$1,910,565
Net realized gain (loss) on investments and foreign currency translation	(8,310,862)	10,758,246
Net change in unrealized appreciation (depreciation)	28,403,573	(29,640,314)

Net increase (decrease) in net assets resulting from operations	22,545,333	(16,971,503)

Dividends and distributions to shareholders:
Net investment income	(1,427,300)	(1,283,055)
Net realized gains	(12,874,210)	(9,808,321)

Total dividends and distributions	(14,301,510)	(11,091,376)

Fund share transactions:
Shares sold	238,833,048	163,958,193
Shares issued to holders in reinvestment of dividends	13,092,554	10,064,801
Shares redeemed	(100,117,148)	(66,395,164)

Net increase	151,808,454	107,627,830

Net increase in net assets	160,052,277	79,564,951

Net Assets:
Beginning of year	329,186,596	249,621,645

End of Year*	489,238,873	329,186,596

* Including accumulated net investment income of:	$2,450,266	$1,427,300

Change in shares outstanding:
Shares sold	10,528,464	6,570,308
Shares issued to holders in reinvestment of dividends	587,901	411,985
Shares redeemed	(4,414,100)	(2,668,701)

Net increase	6,702,265	4,313,592

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Net asset value, beginning of year	$16.73	$17.12	$16.26	$17.19	$16.61

Income from investment operations:
Net investment income(1)	0.28	0.29	0.30	0.21	0.33
Net realized and unrealized gain (loss)	0.55	(0.36)	0.76	(0.64)	0.75

Total from investment operations	0.83	(0.07)	1.06	(0.43)	1.08

Less distributions paid:
Dividends from net investment income	(0.23)	(0.25)	(0.20)	(0.21)	(0.31)
Distributions from net realized gains	(0.01)	(0.07)	—	(0.29)	(0.19)

Total distributions paid	(0.24)	(0.32)	(0.20)	(0.50)	(0.50)

Net asset value, end of year	$17.32	$16.73	$17.12	$16.26	$17.19

Total return	5.06%	(0.42)%	6.58%	(2.58)%	6.70%

Ratios/supplemental data
Net assets, end of period (000)	$274,686	$217,234	$162,935	$143,162	$87,127
Ratio of expenses to average net assets before waiver and reimbursements	1.37%	1.39%	1.42%	1.41%	1.48%
Ratio of expenses to average net assets after waiver and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	1.30%	1.31%	1.37%	0.84%	1.53%
Ratio of net investment income to average net assets after waiver and reimbursements	1.67%	1.70%	1.79%	1.25%	2.01%
Portfolio turnover rate	100.4%	131.9%	245.1%	233.8%	331.9%

(1)	Per share net investment income was calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Net asset value, beginning of year	$23.25	$25.36	$21.74	$18.66	$17.66

Income (loss) from investment operations:
Net investment income(1)	0.14	0.16	0.15	0.15	0.14
Net realized and unrealized gain (loss)	0.95	(1.23)	4.23	3.15	1.54

Total from investment operations	1.09	(1.07)	4.38	3.30	1.68

Less distributions paid:
Dividends from net investment income	(0.09)	(0.12)	(0.08)	(0.11)	(0.10)
Distributions from net realized gains	(0.80)	(0.92)	(0.68)	(0.11)	(0.58)

Total distributions paid	(0.89)	(1.04)	(0.76)	(0.22)	(0.68)

Net asset value, end of year	$23.45	$23.25	$25.36	$21.74	$18.66

Total return	4.87%	(4.41)%	20.40%	17.83%	9.92%

Ratios/supplemental data
Net assets, end of period (000)	$489,239	$329,187	$249,622	$186,036	$90,228
Ratio of expenses to average net assets before waiver and reimbursements	1.45%	1.45%	1.47%	1.54%	1.63%
Ratio of expenses to average net assets after waiver and reimbursements	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets before waiver and reimbursements	0.57%	0.62%	0.56%	0.56%	0.53%
Ratio of net investment income to average net assets after waiver and reimbursements	0.62%	0.67%	0.63%	0.70%	0.76%
Portfolio turnover rate	48.8%	66.7%	30.4%	39.0%	38.8%

(1)	Per share net investment income was calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”), the Funds’ investment adviser.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2016:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$26,801,418	$—	$26,801,418
Corporate Bonds	—	59,049,001	—	59,049,001
Foreign Corporate Bonds	—	11,766,099	—	11,766,099
Foreign Government Agency Issues	—	1,357,510	—	1,357,510
Foreign Government Notes/Bonds	—	387,628	—	387,628
Mortgage Backed Securities	—	45,783,374	—	45,783,374
Municipal Bonds	—	808,250	—	808,250
U.S. Government Agency Issues	—	1,427,575	—	1,427,575

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

	Level 1	Level 2	Level 3	Total
U.S. Government Notes/Bonds	$—	$48,292,981	$—	$48,292,981
U.S. Treasury Bills	—	27,994,048	—	27,994,048

Total Fixed Income Securities	—	223,667,884	—	223,667,884
Exchange-Traded Funds	44,581,668	—	—	44,581,668
Money Market Funds	25,002,829	—	—	25,002,829

Total Investments in Securities	$69,584,497	$223,667,884	$—	$293,252,381

Other Financial Instruments(1)
Forwards	$—	$10,522	$—	$10,522
Futures	(143,465)	—	—	(143,465)

Total Other Financial Instruments	$(143,465)	$10,522	$—	$(132,943)

(1)

Other financial instruments are futures contracts and forward foreign currency contracts reflected in the Schedule of Open Futures Contracts and Schedule of Open Forward Foreign Currency Contracts, respectively. The amounts reflect the net unrealized appreciation (depreciation) on the contracts held.

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$419,077,576	$—	$—	$419,077,576
Exchange-Traded Funds	49,378,211	—	—	49,378,211
Preferred Stocks	2,599,066	—	—	2,599,066
Real Estate Investment Trusts	9,380,928	—	—	9,380,928

Total Equity	480,435,781	—	—	480,435,781
Money Market Funds	10,669,459	—	—	10,669,459

Total Investments in Securities	$491,105,240	$—	$—	$491,105,240

The Funds did not have any transfers between levels during the year ended August 31, 2016.

The Funds held no Level 3 securities during the year ended August 31, 2016.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, foreign securities will be priced in their local currencies as of the close of their primary exchange market or as of the valuation time or valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2016.

Core Fixed Income Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Assets—Unrealized appreciation*	$4,788	Assets—Unrealized depreciation*	$148,253

Foreign Exchange Contracts—Forward Foreign Currency Contracts	Unrealized appreciation of forward currency exchange contracts	10,522	Unrealized depreciation of forward currency exchange contracts	—

Total		$15,310		$148,253

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities within variation margin on futures contracts.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2016:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Purchased Options	Written Options	Forwards	Total
Interest Rate Contracts	$420,092	$—	$—	$—	$420,092
Foreign Exchange Contracts	—	—	—	26,773	26,773
Equity Contracts	—	(66,989)	26,346	—	(40,643)

Total	$420,092	$(66,989)	$26,346	$26,773	$406,222

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Purchased Options	Written Options	Forwards	Total
Interest Rate Contracts	$(206,998)	$—	$—	$—	$(206,998)
Foreign Exchange Contracts	—	—	—	10,522	10,522
Equity Contracts	—	21,131	—	—	21,131

Total	$(206,998)	$21,131	$—	$10,522	$(175,345)

The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2016, the PMC Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $420,604. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$11,472,366
Short Futures	$5,900,662

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

Forward Foreign Currency Contracts

The Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The average monthly notional amount of forward foreign currency contracts, in U.S. dollars, during the year ended August 31, 2016 were as follows:

Long Positions	Short Positions
—	$471,181

(d)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

Transactions in options written during the year ended August 31, 2016 were as follows:

	Contracts	Premiums
Put Options
Outstanding, beginning of year	—	$—
Options written	56	38,928
Options terminated in closing transactions	(44)	(30,586)
Options exercised	—	—
Options expired	(12)	(8,342)

Outstanding, end of year	—	$—

As of August 31, 2016, the Fund did not have any collateral pledged for options written since there were no open contracts.

Transactions in purchased options during the year ended August 31, 2016 were as follows:

Contracts
Outstanding, beginning of year	391
Options purchased	156
Options terminated in closing transactions -	(144)
Options exercised	—
Options expired	(403)

Outstanding, end of year	—

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

on which the NYSE is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to the Funds’ net asset value per share.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2016	$3,424,298	$—
Year Ended August 31, 2015	2,948,016	222,792

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2016	$1,429,324	$12,872,186
Year Ended August 31, 2015	$3,211,427	$7,879,949

As of August 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$286,655,091	$439,652,770

Gross tax unrealized appreciation	$8,422,244	$67,588,906
Gross tax unrealized depreciation	(1,824,954)	(16,136,436)

Net tax unrealized appreciation (depreciation)	$6,597,290	$51,452,470

Undistributed ordinary income	$3,262,203	$2,450,266
Undistributed long-term capital gain	—	—

Total distributable earnings	$3,262,203	$2,450,266
Other accumulated gain/(loss)	(199,490)	(12,222,794)

Total accumulated earnings	$9,660,003	$41,679,942

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2016, the PMC Core Fixed Income Fund had capital loss carryovers of $144,198 and the PMC Diversified Equity Fund had capital loss carryovers of $12,222,794. These losses will be carried forward

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2016, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$334,260	$(2,356)
Accumulated Net Realized Gain (Loss)	$(334,260)	$2,356

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2016. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2016. At August 31, 2016, the fiscal years 2013 through 2016 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through December 29, 2017 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund
August 31, 2017	$610,227	$158,087
August 31, 2018	$738,082	$144,520
August 31, 2019	$917,343	$219,834

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Investment Advisers, LLC

Schroder Investment Management North America Inc.

William Blair Investment Management, LLC

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

Diversified Equity Fund

Delaware Investments Fund Advisers

Mellon Capital Management Corporation

Boston Partners Global Investors, Inc.

Thomas White International, Ltd.

William Blair Investment Management, LLC

Envestnet

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2016, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$599,045
Diversified Equity Fund	$1,006,185

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2016, and owed as of August 31, 2016 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$165,087	$42,087
PMC Diversified Equity Fund	$261,504	$69,891

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2016, and owed as of August 31, 2016 are as follows:

Fund Accounting	Incurred	Owed
PMC Core Fixed Income Fund	$196,333	$50,958
PMC Diversified Equity Fund	$169,300	$45,813

Transfer Agency	Incurred	Owed
PMC Core Fixed Income Fund	$207,934	$55,245
PMC Diversified Equity Fund	$252,341	$68,038

Custody	Incurred	Owed
PMC Core Fixed Income Fund	$71,449	$19,299
PMC Diversified Equity Fund	$123,676	$30,053

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2016

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2016, and owed as of August 31, 2016 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$14,486	$3,630
PMC Diversified Equity Fund	$17,494	$4,370

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2016 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$186,343,900	$—
Other	69,507,060	393,240,561

Total Purchases	$255,850,960	$393,240,561

Sales
U.S. Government	$161,201,761	$—
Other	56,127,426	189,766,992

Total Sales	$217,329,187	$189,766,992

(8)	Line of Credit

At August 31, 2016, the Core Fixed Income Fund and Diversified Equity Fund had secured lines of credit in the lessor amount of $15,000,000 and $25,000,000, respectively, or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which both mature August 11, 2017. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest will be accrued at the bank’s prime rate (3.25% through December 16, 2015 and 3.50% thereafter). Both the Core Fixed Income Fund and Diversified Equity Fund did not utilize the lines of credit during the year ended August 31, 2016.

(9)	Subsequent Event

Effective September 30, 2016, the Adviser terminated its investment sub-advisory agreement with William Blair Investment Management, LLC, an investment sub-adviser to each of the Funds. Other than the aforementioned events, the Funds have evaluated events and transactions that have occurred subsequent to August 31, 2016 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Funds, consisting of PMC Diversified Equity Fund and PMC Core Fixed Income Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2016, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

October 28, 2016

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc. (“Envestnet”), the Funds’ investment adviser. The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to Envestnet (including a due diligence questionnaire completed on behalf of the Funds by Envestnet, Envestnet’s Form ADV, select financial statements of Envestnet, bibliographic information of Envestnet’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Envestnet’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by Envestnet, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager for the segment of each Fund’s assets managed by Envestnet, and Janis Zvingelis, who was added as a portfolio manager to the PMC Diversified Equity Fund in January 2015. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund and the Diversified Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date period ended April 30, 2016 was above its Morningstar Peer Group median. The Trustees further noted that the Core Fixed Income Fund’s performance for each of the one-year, three-year and five-year periods ended April 30, 2016 was below the Morningstar Peer Group median. The Trustees also noted that for the since inception period ended March 31, 2016, the Core Fixed Income Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, and for the quarter, one-year, three-year and five-year periods ended March 31, 2016, the Fund’s performance had underperformed the Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted the Diversified Equity Fund’s performance for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2016 was below the Morningstar Peer Group median. The Trustees also noted that for the since-inception period ended March 31, 2016, the Diversified Equity Fund had outperformed the MSCI World Index, and for the quarter ended, three-year and five-year periods ended March 31, 2016, the Fund was generally in-line with and only slightly underperformed the MSCI World Index.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and Envestnet’s multi-manager account program, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% fell within the fourth quartile, above its Morningstar Peer Group average of 0.44% which fell within the third quartile. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.75% fell within the fourth quartile, and was above both its Morningstar Peer

Group average (which excludes Rule 12b-1 fees) of 0.59%, which was at the top of the second quartile. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s multi-manager account program.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% fell within the fourth quartile, above its Morningstar Peer Group average of 0.72%, which fell in the second quartile. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.15%, which fell within the fourth quartile, was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.91%, which fell within the second quartile. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s multi-manager account program.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures contained breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 3, 2016 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Funds, entered into between Envestnet and certain of the Funds’ sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Investment Advisers LLC (“NBIA”), Schroder Investment Management North America Inc. (“Schroders”) and William Blair Investment Management, LLC (“William Blair”) with respect to the Core Fixed Income Fund, and Delaware Investments Fund Advisers (“DIFA”), Mellon Capital Management Corporation (“Mellon”), Thomas White International, Ltd. (“Thomas White”) and William Blair with respect to the Diversified Equity Fund, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by Envestnet and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2017.

PMC Core Fixed Income Fund

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, NBIA, Schroders and William Blair, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBIA, Schroders and William Blair to the Core Fixed Income Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew Johnson, who serves as the portfolio manager for the segment of the Fund’s assets managed by NBIA, and other key personnel at NBIA. The Trustees also considered Schroders’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks and Neil Sutherland, who serve as the portfolio managers for the segment of the Fund’s assets managed by Schroders, and other key personnel at Schroders. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer and Thomas Clarke, who serve as the portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of NBIA, Schroders and William Blair at the June 15, 2016 meeting and the August 3, 2016 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBIA, Schroders and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBIA, Schroders and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBIA, Schroders and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBIA’s separately-managed accounts, as well as a separate sub-advised fund, with similar investment strategies to that applied by NBIA in managing a segment of the Fund’s portfolio. The Trustees noted that, for the quarter, one-year, three-year and five-year periods the segment of the Fund’s portfolio managed by NBIA underperformed the benchmark index, but it outperformed the benchmark index for the since inception period ended March 31, 2016. The Trustees noted that the segment of the Fund’s portfolio managed by NBIA underperformed the comparable NBIA composite and separate sub-advised fund, with NBIA indicating that the differences in the shorter term performance results were attributable to the Fund’s investment strategy guidelines and cash flows and any differences in longer term performance results were not material on a gross performance basis.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroders for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Schroders on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroders’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted the segment of the Fund’s portfolio managed by Schroders outperformed the benchmark index and the comparable Schroders composite for the since-inception period, and for all other periods was below but generally in-line with the performance of the benchmark index and the comparable Schroders composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that William Blair does not manage any other accounts with similar investment strategies to that applied by William Blair in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter ended March 31, 2016, the performance for the segment of the Fund’s portfolio managed by William Blair was above the Fund’s performance as a whole, and for the three-year, five-year and since inception periods ended March 31, 2016, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by each of NBIA, Schroders and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA, Schroders and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA, Schroders and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBIA, Schroders and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBIA, Schroders and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of NBIA, Schroders and William Blair or the profitability of their relationship with the Fund to be material factors for consideration given that NBIA, Schroders and William Blair are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBIA, Schroders and William Blair by Envestnet were reasonable in light of the services provided by NBIA, Schroders and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA, Schroders and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBIA, Schroders and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of NBIA, Schroders and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2017 as being in the best interests of the Fund and its shareholders.

PMC Diversified Equity Fund

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Diversified Equity Fund, and the Diversified Equity Fund’s sub-advisers, DIFA, Mellon, Thomas White and William Blair, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of DIFA, Mellon, Thomas White and William Blair to the Diversified Equity Fund. The Trustees considered DIFA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Francis X. Morris, Michael S. Morris, Christopher S. Adams, and Donald G. Padilla, who serve as portfolio managers for the segment of the Fund’s assets managed by DIFA, and other key personnel at DIFA. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ronald P. Gala, Michael P. Kaminski and William Cazalet, who serve as the portfolio managers for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees considered Thomas White’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Thomas S. White, Jr., Wei Li, Jinwen Zhang, Douglas M. Jackman and John Wu, who serve as the portfolio managers for the segment of the Fund’s assets managed by Thomas White, and other key personnel at Thomas White. The Trustees considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer and Thomas Clarke, who serve as portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of DIFA, Mellon, Thomas White and William Blair at the June 15, 2016 meeting and the August 3, 2016 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that DIFA, Mellon, Thomas White and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of DIFA, Mellon, Thomas White and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by DIFA, Mellon, Thomas White and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by DIFA for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by DIFA on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index) and in comparison to a composite of DIFA’s separately-managed accounts with similar investment strategies to that applied by DIFA in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016, the performance for the segment of the Fund’s portfolio managed by DIFA outperformed the Russell 2000 Index. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by DIFA was generally in-line with the performance of the comparable DIFA composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the quarter, one-year, three-year and five-year periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Mellon on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Growth Index) and in comparison to a composite of Mellon’s separately-managed accounts with similar investment strategies to that applied by Mellon in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter, three-year and five-year periods ended March 31, 2016, the performance for the segment of the Fund’s portfolio managed by Mellon outperformed the Russell 1000 Growth Index, but underperformed the Russell 1000 Growth Index for the one-year period ended March 31, 2016. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by Mellon was generally in-line with the performance of the comparable Mellon composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Thomas White for the quarter, one-year and since inception periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Thomas White on both an absolute basis and in comparison to a benchmark index (the MSCI All Country World ex U.S. Index) and in comparison to a composite of Thomas White’s separately-managed accounts with similar investment strategies to that applied by Thomas White in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter ended March 31, 2016, the performance for the segment of the Fund’s portfolio managed by Thomas White was negative and underperformed the MSCI All Country World ex U.S. Index, and the performance for the one-year and since inception periods was negative but outperformed the MSCI All Country World ex U.S. Index on a relative basis. The Trustees then noted the performance for the segment of the Fund’s portfolio managed by Thomas White was generally in-line with the performance of the comparable Thomas White composite, and Thomas White indicated that any differences were not material.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that William Blair does not manage any other accounts with similar investment strategies to that applied by William Blair in managing a segment of the Fund’s portfolio. The Trustees noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2016, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by DIFA, Mellon, Thomas White and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by DIFA, Mellon, Thomas White and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to DIFA, Mellon, Thomas White and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of DIFA, Mellon, Thomas White and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to DIFA, Mellon, Thomas White and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of DIFA, Mellon, Thomas White and William Blair or the profitability of their relationship with the Fund to be material factors for consideration given that DIFA, Mellon, Thomas White and William Blair are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of DIFA, Mellon, Thomas White and William Blair by Envestnet were reasonable in light of the services provided by DIFA, Mellon, Thomas White and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to DIFA, Mellon, Thomas White and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of DIFA, Mellon, Thomas White and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of DIFA, Mellon, Thomas White and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2017 as being in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2016 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For the fiscal year ended August 31, 2016, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	4.77%
Diversified Equity Fund	0.00%

Indemnification

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Indefinite Term; Since October 23, 2009	Retired. (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	35	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- end investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies) (2010–2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed- end investment companies) (2010–2015).
Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	35	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with five portfolios).

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (April 2012–present); Research Associate, Vista360, LLC (May 2010–April 2012).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014–present); CCO (2003–2013) and Senior Vice President, Ariel Investments, LLC (2010–2013); Vice President, Ariel Investments, LLC (2003–2010)	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Officer, U.S. Bancorp Fund Services, LLC (2011–present).	N/A	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Officer, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330 (general SEC number).

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$54,500	$52,800
Audit-Related Fees	$3,000	$4,500
Tax Fees	$11,160	$10,820
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/27/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/27/16

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	10/27/16

*	Print the name and title of each signing officer under his or her signature.